    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 7, 2002


                                                               FILE NO. 33-83138

                                                                        811-8722

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM S-6

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 8

                             ---------------------
                         PROVIDENTMUTUAL VARIABLE LIFE
                                SEPARATE ACCOUNT
                           (EXACT NAME OF REGISTRANT)

                        PROVIDENTMUTUAL LIFE AND ANNUITY
                               COMPANY OF AMERICA
                              (NAME OF DEPOSITOR)

                             300 CONTINENTAL DRIVE
                                NEWARK, DE 19713
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (302) 452-4000
                             ---------------------


            JAMES BERNSTEIN, ESQ.                                 COPY TO:
            PROVIDENT MUTUAL LIFE                          STEPHEN E. ROTH, ESQ.
              INSURANCE COMPANY                       SUTHERLAND ASBILL & BRENNAN LLP
         1000 CHESTERBROOK BOULEVARD                   1275 PENNSYLVANIA AVENUE, N.W.
               BERWYN, PA 19312                         WASHINGTON, D.C. 20004-2415
   (NAME AND ADDRESS OF AGENT FOR SERVICE)


     It is proposed that this filing will become effective (check appropriate box)

           [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

           [ ] on May 1, 2002 pursuant to paragraph (b) of Rule 485

           [ ] 60 days after filing pursuant to paragraph (a) of Rule 485

           [X] on April 26, 2002 pursuant to paragraph (a) of Rule 485


                     Title of Securities Being Registered:
   Interests in Flexible Premium Adjustable Variable Life Insurance Policies

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--------------------------------------------------------------------------------

                       PROSPECTUS
                       FOR
                       FLEXIBLE PREMIUM
                       ADJUSTABLE VARIABLE
                       LIFE INSURANCE POLICY
                       ISSUED BY
                       PROVIDENTMUTUAL LIFE AND ANNUITY
                       COMPANY OF AMERICA

                                                                                           [PROVIDENT MUTUAL LOGO]
                               OPTIONSVL                                              PROVIDENTMUTUAL LIFE AND ANNUITY
                               FORM 5.01                                                     COMPANY OF AMERICA
                                    16071

PROSPECTUS

           FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

                                   ISSUED BY

              PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA
         SERVICE CENTER: 300 CONTINENTAL DRIVE, NEWARK, DELAWARE 19173 CORPORATE HEADQUARTERS: 1000 CHESTERBROOK BOULEVARD, BERWYN, PENNSYLVANIA 19312
                           TELEPHONE: (800) 688-5177

     This Prospectus describes a flexible premium adjustable variable life insurance policy (the "Policy") offered by Providentmutual Life and Annuity Company of America ("PLACA"). The Policy has an insurance component and an investment component. The primary purpose of the Policy is to provide insurance coverage for the lifetime of the Insured. The Policy gives the policyowner (the "Owner") the right to vary the frequency and amount of premium payments, to choose among investment alternatives with different investment objectives and to increase or decrease the death benefit payable under the Policy.

     After certain deductions are made, Net Premiums are allocated to one or more Subaccounts of the Providentmutual Variable Life Separate Account, or the Guaranteed Account, or both. The Providentmutual Variable Life Separate Account has twenty-seven Subaccounts, the assets of which are each invested in shares of a corresponding investment Portfolio that is part of one of the following mutual fund companies:

------------------------------------------             ------------------------------------------
THE MARKET STREET FUND                                 STRONG VARIABLE INSURANCE FUNDS, INC.
------------------------------------------             ------------------------------------------
  - All Pro Broad Equity Portfolio                     - Strong Mid Cap Growth Fund II
  - All Pro Large Cap Growth Portfolio
  - All Pro Large Cap Value Portfolio                  ------------------------------------------
  - All Pro Small Cap Growth Portfolio
  - All Pro Small Cap Value Portfolio                  ------------------------------------------
  - Equity 500 Index Portfolio                         VARIABLE INSURANCE
  - International Portfolio                            PRODUCTS FUND
  - Mid Cap Growth Portfolio                           ------------------------------------------
  - Balanced Portfolio                                 - Equity-Income Portfolio
  - Bond Portfolio                                     - Growth Portfolio
  - Money Market Portfolio                             - High Income Portfolio
                                                       - Overseas Portfolio
------------------------------------------
                                                       ------------------------------------------
------------------------------------------
THE ALGER AMERICAN FUND                                ------------------------------------------
------------------------------------------             VARIABLE INSURANCE
  - Small Capitalization Portfolio                     PRODUCTS FUND II
                                                       ------------------------------------------
------------------------------------------             - Asset Manager Portfolio
                                                       - Contrafund(R) Portfolio
------------------------------------------             - Investment Grade Bond Portfolio
NEUBERGER BERMAN
ADVISERS MANAGEMENT TRUST                              ------------------------------------------
------------------------------------------
  - Limited Maturity Bond Portfolio                    ------------------------------------------
  - Partners Portfolio                                 VAN ECK WORLDWIDE INSURANCE TRUST
------------------------------------------             ------------------------------------------
                                                       - Worldwide Bond Portfolio
------------------------------------------             - Worldwide Emerging Markets Portfolio
STRONG OPPORTUNITY FUND II, INC.                       - Worldwide Hard Assets Portfolio
------------------------------------------             - Worldwide Real Estate Portfolio
  - Strong Opportunity Fund II
                                                       ------------------------------------------
------------------------------------------

     The Owner bears the entire investment risk for all amounts allocated to the Subaccounts; there is no guaranteed minimum value for the Subaccounts.

     The accompanying prospectuses for the funds describe the investment objectives and the attendant risks of the Portfolios. The Policy Account Value will reflect monthly deductions and certain other fees and charges. Also, a surrender charge may be imposed if, during the first 10 Policy Years or within 10 years after a Face Amount increase, the Policy lapses or if the Owner decreases the Face Amount. Generally, during the first 3 Policy Years, the Policy will remain in force as long as the Minimum Guarantee Premium is paid or there is sufficient value in the Policy to pay certain monthly charges imposed under the Policy. After the third Policy Year, the Policy will only remain in force if there is sufficient value to pay the monthly deductions and other charges under the Policy.

     The Owner should consider the Policy in conjunction with other insurance he or she owns. It may not be advantageous to replace existing insurance with the Policy.

     This Prospectus must be accompanied or preceded by current prospectuses for the funds. Please read this Prospectus carefully and retain it for future reference.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  May 1, 2002

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
SUMMARY OF THE POLICY
  The Policy................................................    3
  Purpose of the Policy.....................................    3
  The Death Benefit.........................................    4
  Flexibility to Adjust Amount of Death Benefit.............    4
  Policy Account Value......................................    4
  Allocation of Net Premiums................................    5
  Transfers.................................................    5
  Free-Look.................................................    5
  Loan Privilege............................................    5
  Partial Withdrawal of Net Cash Surrender Value............    6
  Surrender of the Policy...................................    6
  Accelerated Death Benefit.................................    6
  Long-Term Care Benefit....................................    6
  Tax Treatment.............................................    6
  Illustrations.............................................    7
  Charges Assessed Under the Policy.........................    7
  Distribution of the Policies..............................    8
Table of Fund Fees and Expenses.............................    9
The Company, Separate Account and Funds.....................   12
  Providentmutual Life and Annuity Company of America.......   12
  Providentmutual Variable Life Separate Account............   12
  The Funds.................................................   12
  Additional Information About the Funds and Portfolios.....   16
Detailed Description of Policy Provisions...................   17
  Death Benefit.............................................   17
  Ability to Adjust Face Amount.............................   19
  Insurance Protection......................................   20
  Payment and Allocation of Premiums........................   21
  Policy Account Value......................................   23
  Policy Duration...........................................   24
  Transfers of Policy Account Value.........................   24
  Free-Look Privileges......................................   26
  Loan Privileges...........................................   26
  Surrender Privilege.......................................   27
  Partial Withdrawal Privilege..............................   28
  Accelerated Death Benefit.................................   29
  Long-Term Care Benefit....................................   31
Charges and Deductions......................................   34
  Premium Expense Charge....................................   34
  Surrender Charges.........................................   34
  Monthly Deductions........................................   36
  Face Amount Increase Charge...............................   37
  Partial Withdrawal Charge.................................   37
  Transfer Charge...........................................   37
  Mortality and Expense Risk Charge.........................   38
  Other Charges.............................................   38
The Guaranteed Account......................................   39
  Minimum Guaranteed and Current Interest Rates.............   39
  Transfers from Guaranteed Account.........................   40

                                                              PAGE
                                                              ----
Other Policy Provisions.....................................   41
  Benefit Payable on Final Policy Date......................   41
  Payment of Policy Benefits................................   41
  The Policy................................................   41
  Ownership.................................................   41
  Beneficiary...............................................   42
  Change of Owner and Beneficiary...........................   42
  Telephone, Fax, and E-Mail Requests.......................   42
  Split Dollar Arrangements.................................   42
  Protection of Proceeds....................................   43
  Assignments...............................................   43
  Misstatement of Age and Sex...............................   43
  Suicide...................................................   43
  Contestability............................................   43
  Settlement Options........................................   43
Supplementary Benefits......................................   44
Federal Income Tax Considerations...........................   46
  Introduction..............................................   46
  Tax Status of the Policy..................................   46
  Tax Treatment of Policy Benefits..........................   46
  Special Rules for Pension and Profit-Sharing Plans........   48
  Special Rules for Section 403(b) Arrangements.............   48
  Business Uses of the Policy...............................   48
  Other Tax Considerations..................................   49
  Possible Tax Law Changes..................................   49
  Alternative Minimum Tax...................................   49
  PLACA's Taxes.............................................   49
Policies Issued in Conjunction with Employee Benefit
  Plans.....................................................   49
Legal Developments Regarding Unisex Actuarial Tables........   49
Voting Rights...............................................   50
Standard & Poor's...........................................   50
Changes to the Separate Account and the Funds...............   52
  Changes to Separate Account Operations....................   52
  Changes to Available Portfolios...........................   52
PLACA's Executive Officers and Directors....................   52
Distribution of Policies....................................   53
Policy Reports..............................................   55
State Regulation............................................   55
State Variations............................................   55
Legal Proceedings...........................................   55
Experts.....................................................   56
Legal Matters...............................................   56
Financial Statements........................................  F-1

                             SUMMARY OF THE POLICY

     The following summary of the Policy provisions should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Insured is alive, the Policy is in force and there is no outstanding loan.

     The Policy is not a deposit or obligation of any bank, and no bank endorses or guarantees the Policy or Policy values. Neither the Federal Deposit Insurance Corporation nor any federal agency insures or guarantees Policy values or your investment in the Policy.

THE POLICY

     The Flexible Premium Adjustable Variable Life Insurance Policy (the "Policy") offered by this Prospectus is issued by Providentmutual Life and Annuity Company of America ("PLACA"). The Policy is similar in many ways to a fixed-benefit life insurance policy. As with a fixed-benefit life insurance policy, the Owner of a Policy makes premium payments in return for insurance coverage on the person insured. Also, like many fixed-benefit life insurance policies, the Policy provides for accumulation of Net Premiums and a Net Cash Surrender Value which is payable if the Policy is surrendered during the Insured's lifetime. As with many fixed-benefit life insurance policies, the Net Cash Surrender Value during the early Policy Years is likely to be substantially lower than the aggregate premium payments made.

     However, the Policy differs from a fixed-benefit life insurance policy in several important respects. Unlike a fixed-benefit life insurance policy, under the Policy, the Death Benefit may and the Policy Account Value will increase or decrease to reflect the investment performance of any Subaccounts to which Policy Account Value is allocated. Also, unless the entire Policy Account Value is allocated to the Guaranteed Account, there is no guaranteed minimum Net Cash Surrender Value. If Net Cash Surrender Value is insufficient to pay charges due, then, after a grace period, the Policy may Lapse without value. (See "Policy Duration".) However, PLACA guarantees that the Policy will remain in force during the first 3 Policy Years as long as certain requirements related to the Minimum Guarantee Premium have been met. (See "Policy Lapse.") If a Policy Lapses while loans are outstanding, certain amounts may become subject to income tax and a 10% penalty tax. (See "Federal Income Tax Considerations.")

     The Policy is called "flexible premium" because there is no fixed schedule for premium payments, even though the Owner may establish a schedule of Planned Periodic Premiums. The Policy is described as "adjustable" because the Owner may, within limits, increase or decrease the Face Amount and may change the Death Benefit Option.

     PLACA offers other variable life insurance policies that have different Death Benefits, policy features, and optional programs. However, these other policies also have different charges that would affect the Owner's Subaccount performance and Policy Account Value. To obtain more information about these other policies, contact PLACA's Service Center or the Owner's agent.

     The most important features of the Policy, such as charges and deductions, Death Benefits, and calculation of Policy values, are summarized on the following pages.

PURPOSE OF THE POLICY

     The Policy is designed to provide lifetime insurance benefits and long-term investment of Policy Account Value. A prospective Owner should evaluate the Policy along with other insurance coverage that he or she may have, as well as their need for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations.

THE DEATH BENEFIT

     As long as the Policy remains in force, PLACA will pay the Insurance Proceeds to the Beneficiary upon receipt of due proof of the death of the Insured. The Insurance Proceeds will consist of the Policy's Death Benefit, plus any additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, less any unpaid Monthly Deductions.

     There are two Death Benefit Options available. Death Benefit Option A provides Death Benefit equal to the greater of (a) the Face Amount and (b) the specified percentage of the Policy Account Value. Death Benefit Option B provides a Death Benefit equal to the greater of (a) the Face Amount plus the Policy Account Value and (b) the specified percentage of the Policy Account Value. (See "Death Benefit".)

FLEXIBILITY TO ADJUST AMOUNT OF DEATH BENEFIT

     After the first Policy Year, the Owner has significant flexibility to adjust the Death Benefit by changing the Death Benefit Option or by increasing or decreasing the Face Amount of the Policy. (See "Death Benefit" and "Ability to Adjust Face Amount".) The minimum amount of a requested increase in Face Amount is $25,000 (or such lesser amount required in a particular state) and any requested increase may require evidence of insurability. Any decrease in Face Amount must be for at least $25,000 (or such lesser amount required in a particular state) and cannot result in a Face Amount less than the Minimum Face Amount available. PLACA reserves the right to establish different Minimum Face Amounts for Policies issued in the future.

     Any change in Death Benefit Options or in the Face Amount may affect the charges under the Policy. Any increase in the Face Amount will result in an increase in the Monthly Deductions and any increase in Face Amount will also increase the surrender charges which are imposed upon lapse or surrender of the Policy or the pro-rata surrender charges imposed upon a decrease in Face Amount within the relevant ten-year period. For any decrease in Face Amount, that part of the surrender charges attributable to the decrease will reduce the Policy Account Value, and the surrender charges will be reduced by this amount. A decrease in Face Amount may also affect cost of insurance charges. (See "Monthly Deductions".)

     To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code of 1986 (the "Code") for life insurance, PLACA will not effect the decrease.

POLICY ACCOUNT VALUE

     The Policy Account Value is the total amount of value held under the Policy at any time. It equals the sum of the amounts held in the Subaccounts, the Guaranteed Account and the Loan Account. (See "Policy Account Value").

     The Policy Account Value in the Subaccounts reflects the investment performance of those Subaccounts, any Net Premiums allocated to those Subaccounts, any transfers to or from those Subaccounts, any partial withdrawals from those Subaccounts, any loans, any loan repayments, any loan interest paid or credited and any charges assessed in connection with the Policy. The Owner bears the entire investment risk for amounts allocated to the Subaccounts.

     The Guaranteed Account earns interest at rates PLACA declares in advance for specific periods. The rates are guaranteed to equal or exceed 4%. The principal, after deductions, is also guaranteed. The value of the Guaranteed Account will reflect any amounts allocated or transferred to it plus interest credited to it, less amounts deducted, transferred or withdrawn from it. (See "The Guaranteed Account".)

     The Loan Account will reflect any amounts transferred from the Subaccounts and/or Guaranteed Account as collateral for Policy loans plus interest of at least 4% credited to such amount. (See "Loan Privileges".)

ALLOCATION OF NET PREMIUMS

     After deduction of the Premium Expense Charge, Net Premiums are allocated to one or more of the Subaccounts and/or the Guaranteed Account as selected by the Owner in the application or by subsequent written notice. The Owner bears the entire risk of Policy Account Value in the Subaccounts.

     Providentmutual Variable Life Separate Account consists of twenty-seven Subaccounts, the assets of which are used to purchase shares of a designated corresponding mutual fund portfolio (each, a "Portfolio") that is part of one of the following funds: The Market Street Fund; The Alger American Fund; Neuberger Berman Advisers Management Trust; Strong Opportunity Fund II, Inc.; Strong Variable Insurance Funds, Inc.; Van Eck Worldwide Insurance Trust; Variable Insurance Products Fund; and Variable Insurance Products Fund II (the "Funds", each, a "Fund"). There is no assurance that the investment objectives of a particular Portfolio will be met.

     Where state law requires a return of premiums paid when a Policy is returned under the Free-Look provision any portion of any Net Premiums received before the expiration of a 15-day period beginning on the later of the Policy Issue Date or the date PLACA receives the Minimum Initial Premium, which are to be allocated to the Subaccounts will be allocated to the Money Market Subaccount. At the end of the 15-day period, Policy Account Value in the Money Market Subaccount is allocated to each of the chosen Subaccounts as indicated in the application. (See "Payment and Allocation of Premiums".)

TRANSFERS

     The Owner may transfer Policy Account Value between and among the Subaccounts and Guaranteed Account. Transfers between and among the Subaccounts or into the Guaranteed Account are made as of the date PLACA receives the request. PLACA requires a minimum amount for each such transfer, usually $1,000. Transfers out of the Guaranteed Account may only be made within 30 days of a Policy Anniversary and are limited in amount. (See "Transfers of Policy Account Value".)

FREE-LOOK

     The Policy provides for an initial Free-Look period. The Owner may cancel the Policy before the later of: (a) 45 days after Part I of the Application for the Policy is signed, (b) 10 days after the Owner receives the Policy, and (c) 10 days after PLACA mails or personally delivers a Notice of Withdrawal Right to the Owner. Upon returning the Policy to PLACA or to an agent of PLACA within such time with a written request for cancellation, the Owner will receive a refund equal to the sum of: (i) the Policy Account Value as of the date PLACA receives the returned Policy; (ii) the amount deducted for premium taxes; (iii) any Monthly Deductions charged against the Policy Account Value; and (iv) an amount reflecting other charges directly or indirectly deducted under the Policy. Where state law requires, the refund will instead equal the premiums paid. (See "Free-Look Privileges".)

     A Free-Look privilege also applies after a requested increase in Face Amount. (See "Free-Look For Increase in Face Amount".)

LOAN PRIVILEGE

     The Owner may obtain Policy loans in a minimum amount of $500 (or such lesser minimum as may be required in a particular state) but not exceeding, in the aggregate, the Net Cash Surrender Value. Policy loans will bear interest at a fixed rate of 6% per year, payable at the end of each Policy Year. If interest is not paid when due, it will be added to the outstanding loan balance, beginning 23 days after the Policy Anniversary. Policy loans may be repaid at any time and in any amount prior to the Final Policy Date. PLACA transfers Policy Account Value in an amount equal to the loan (adjusted by the earned interest rate and charged interest rate to the next Policy Anniversary) to the Loan Account where it becomes collateral for the loan. The transfer is made pro-rata from each Subaccount and the Guaranteed Account or as specified by the Owner when applying for the loan. This collateral in the Loan Account earns interest at an effective annual rate of at least 4%. (See "Loan Privileges".)

     Depending upon the investment performance of the Subaccounts and the amounts borrowed, loans may cause a Policy to lapse. Lapse of the Policy with outstanding loans may result in adverse tax consequences including a 10% penalty tax. (See "Tax Treatment of Policy Benefits".)

PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE

     After the first Policy Year, the Owner may, subject to certain restrictions, withdraw part of Net Cash Surrender Value. The minimum amount for such withdrawal is $1,500. An expense charge of $25 will be deducted from the Policy Account Value for each withdrawal. The withdrawal amount and expense charge is allocated to the Subaccounts and the Guaranteed Account based on the proportion that the value in each account bears to the total unloaned Policy Account Value unless the Owner specifies otherwise. If Death Benefit Option A is in effect, PLACA will reduce the Face Amount by the amount of the withdrawal. (See "Partial Withdrawal Privilege".)

SURRENDER OF THE POLICY

     The Owner may at any time surrender the Policy and receive the entire Net Cash Surrender Value. (See "Surrender Privilege".)

ACCELERATED DEATH BENEFIT


     Under the Accelerated Death Benefit Rider, an Owner may receive, at his or her request and upon approval by PLACA, accelerated payment of part of the Policy's Death Benefit if the Insured develops a Terminal Illness or, for Owners who elected the ADB rider prior to November 13, 2001 (or such other date pursuant to state availability) is permanently confined to a Nursing Care Facility. (See "Accelerated Death Benefit" below.)



LONG-TERM CARE BENEFIT



     Under the Long-Term Care Benefit riders, the Owner may receive periodic payments of a portion of the death benefit and waiver of Monthly Deductions if the Insured becomes "chronically ill." PLACA imposes a monthly charge if the Owner elects any of these riders. (See "Long-Term Care Benefit" below.)


TAX TREATMENT

     PLACA believes that a Policy should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance, there is some uncertainty about the application of the Federal tax law to the Policy, particularly if the Owner pays the full amount of premiums permitted under such a Policy. An Owner of a Policy issued on an extra rating basis may, however, adopt certain self-imposed limitations on the amount of premiums paid for such a Policy which should cause the Policy to meet the definition of a life insurance contract. Any Owner contemplating the adoption of such limitations should consult a tax adviser.

     Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, a Policyowner should not be deemed to be in constructive receipt of Policy Account Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds. (See "Tax Status of the Policy".)

     Under certain circumstances, a Policy may be treated as a "Modified Endowment Contract." If the Policy is a Modified Endowment Contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the Policy. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax. (For further discussion of Modified Endowment Contracts, See "Tax Treatment of Policy Benefits".)

     If the Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a Modified Endowment Contract are subject to the 10% penalty tax. (See "Distributions from Policies Not Classified as Modified Endowment Contracts".)

ILLUSTRATIONS

     Illustrations of Death Benefits, Policy Account Value and Net Cash Surrender Value used in connection with the purchase of a Policy are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be considered a representation of past or future performance. Actual rates of return may be higher or lower than those reflected in Policy illustrations, and, therefore, actual Policy values will be different from those illustrated. We have filed an example of an illustration based on hypothetical rates of return as an exhibit to the registration statement to this Prospectus.

CHARGES ASSESSED UNDER THE POLICY

     Premium Expense Charge. A Premium Charge will be deducted from each premium payment. This charge consists of:

          1. Premium Tax Charge for state and local premium taxes based on the rate for the Insured's residence at the time the premium is paid. Premium taxes vary from state to state but range from 0% to 4%. No premium tax charge is deducted in jurisdictions that impose no premium tax. PLACA reserves the right to change the amount of the charge deducted from future premiums if the Insured's residence changes or the applicable law is changed;

          2. Percent of Premium Sales Charge which is equal to 2% of the amount of the premium payment. PLACA currently intends to stop deducting this charge once the aggregate amount collected equals or exceeds a specified amount;

          3. Federal Tax Charge equal to 1.25% of the amount of the premium payment. PLACA reserves the right to change the amount of this charge if the applicable Federal Tax law changes PLACA's tax burden.

     Monthly Deductions. On the Policy Date and on each Policy Processing Date thereafter, the Policy Account Value is reduced by a Monthly Deduction equal to the sum of the monthly Cost of Insurance Charge, Monthly Administrative Charge and a charge for additional benefits added by rider. The monthly Cost of Insurance Charge is determined by multiplying the Net Amount at Risk by the applicable cost of insurance rate(s) in the Policy. The Monthly Administrative Charge is currently $7.50; the maximum permissible Monthly Administrative Charge is $12. (See "Monthly Administrative Charge".)

     Surrender Charge and Additional Surrender Charge. A Surrender Charge is imposed if the Policy is surrendered or lapses at any time before the end of the 10th Policy Year. The Surrender Charge consists of a Deferred Administrative Charge and a Deferred Sales Charge. A portion of this Surrender Charge will be deducted if the Owner decreases the Initial Face Amount before the end of the 10th Policy Year. (See "Surrender Charges".) An Additional Surrender Charge which is an Additional Deferred Sales Charge is imposed if the Policy is surrendered or lapses at any time within 10 years after the effective date of an increase in Face Amount. (See "Surrender Charges".) A portion of an Additional Surrender Charge is deducted if the related increment of Face Amount is decreased within 10 years after such increase took effect. (See "Surrender Charges".)

     The Deferred Administrative Charge is the charge described below less the amount of any Deferred Administrative Charge previously paid at the time of a decrease in Face Amount.

                                                       CHARGE PER $1,000 FACE AMOUNT
                                                      --------------------------------
                                                                 ISSUE AGES
                                                      --------------------------------
POLICY YEAR                                            1-5      15       25      35-80
-----------                                           -----    -----    -----    -----
1-6.................................................  $2.00    $3.00    $4.00    $5.00
7...................................................   1.60     2.40     3.20     4.00
8...................................................   1.20     1.80     2.40     3.00
9...................................................   0.80     1.20     1.60     2.00
10..................................................   0.40     0.60     0.80     1.00
11..................................................      0        0        0        0

     The Deferred Sales Charge is equal to 28% of the premiums received during the first Policy Year (or, for the Additional Surrender Charge, the first 12 policy months after an increase) up to one Target Premium plus 7% of all other premiums received to the date of surrender, lapse or decrease. The Deferred Sales Charge and any Additional Deferred Sales Charges, however, will not exceed the Maximum Deferred Sales Charge and Maximum Additional Deferred Sales Charges, respectively. During Policy Years one through six (or for six years following the effective date of an increase in Face Amount), this maximum equals 60% of the Target Premium for the Initial Face Amount (or 60% of the Target Premium for the increase, as the case may be). The maximum declines to 48% of the relevant Target Premium during the seventh year, 36% during the eighth year, 24% during the ninth year, 12% during the tenth year, and 0% during years eleven and later.

     Face Amount Increase Charge. A charge, currently $100 plus $1.00 per $1,000 Face Amount increase, will be deducted from the Policy Account Value on the effective date of an increase in Face Amount to compensate PLACA for administrative expenses in connection with the increase. This charge may be increased in the future but in no event will it exceed $100 plus $3.00 per $1,000 Face Amount increase. (See "Face Amount Increase Charge" below.)

     Transfer Charge. For each transfer of Policy Account Value between or among the Subaccounts and the Guaranteed Account after the twelfth transfer in a Policy Year, PLACA deducts $25 from the amount transferred to compensate it for administrative costs in handling such transfers. (See "Transfer Charge" below.)

     Partial Withdrawal Charge. PLACA deducts a $25 charge from Policy Account Value with each partial withdrawal to compensate it for administrative costs. (See "Partial Withdrawal Charge" below.)

     Daily Charges Against the Subaccounts. PLACA imposes a daily charge for its assumption of certain mortality and expense risks in connection with the Policy at an annual rate which is currently 0.65% of the average daily net assets of the Separate Account. This charge may be increased in the future but it will not exceed an annual rate of 0.90%. (See "Mortality and Expense Risk Charges".)

     Investment Advisory Fees and Other Expenses of the Funds. Shares of the Portfolios are purchased by the Subaccounts at net asset value, which reflects management fees and expenses deducted from the assets of the Portfolios. (See "Table of Fund Fees and Expenses" below).

DISTRIBUTION OF THE POLICIES

     For information concerning compensation paid for the sale of Policies, see "Distribution of Policies."

     The following table shows the fees and expenses charged by the Portfolios for the fiscal year ended December 31, 2001. The purpose of the table is to assist the Owner in understanding the various costs and expenses that the Owner will bear directly and indirectly. Expenses of the Portfolios may be higher or lower in the future. Please refer to the Portfolios' Prospectuses for more information.


                        TABLE OF FUND FEES AND EXPENSES

     ANNUAL PORTFOLIO OPERATING EXPENSES (as a percentage of average Portfolio assets before fee waivers and expense reimbursements):


                                                                                         TOTAL
                                                         MANAGEMENT       OTHER         ANNUAL
PORTFOLIO                                                 FEES(1)      EXPENSES(2)    EXPENSES(3)
---------                                                ----------    -----------    -----------
MARKET STREET FUND
  All Pro Broad Equity Portfolio (formerly Growth
     Portfolio)........................................
  All Pro Large Cap Growth Portfolio...................
  All Pro Large Cap Value Portfolio....................
  All Pro Small Cap Growth Portfolio...................
  All Pro Small Cap Value Portfolio....................
  Equity 500 Index Portfolio...........................
  International Portfolio..............................
  Mid Cap Growth Portfolio (formerly Aggressive Growth
     Portfolio)........................................
  Balanced Portfolio (formerly Managed Portfolio)......
  Bond Portfolio.......................................
  Money Market Portfolio...............................
THE ALGER AMERICAN FUND
  Small Capitalization Portfolio.......................
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
  Limited Maturity Bond Portfolio......................
  Partners Portfolio...................................
STRONG OPPORTUNITY FUND II, INC.
  Strong Opportunity Fund II...........................
STRONG VARIABLE INSURANCE FUNDS, INC.
  Strong Mid Cap Growth Fund II........................
VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Bond Portfolio.............................
  Worldwide Emerging Markets Portfolio.................
  Worldwide Hard Assets Portfolio......................
  Worldwide Real Estate Portfolio......................
VARIABLE INSURANCE PRODUCTS FUND
  Equity-Income Portfolio (Initial Class)..............
  Growth Portfolio (Initial Class).....................
  High Income Portfolio (Initial Class)................
  Overseas Portfolio (Initial Class)...................

                                                                                         TOTAL
                                                         MANAGEMENT       OTHER         ANNUAL
PORTFOLIO                                                 FEES(1)      EXPENSES(2)    EXPENSES(3)
---------                                                ----------    -----------    -----------
VARIABLE INSURANCE PRODUCTS FUND II
  Asset Manager Portfolio (Initial Class)..............
  Contrafund(R) Portfolio (Initial Class)..............
  Investment Grade Bond Portfolio (Initial Class)......



(1) The Management Fees in the above table for the Market Street Fund's All Pro Broad Equity, Mid Cap Growth, Balanced, and Bond Portfolios have been
    adjusted to reflect new management fees that became effective             ,
    2002.


(2) Other Expenses for the Market Street Fund Portfolios include an administrative expense of 0.10% (0.04% for the Equity 500 Index Portfolio). This administrative expense is payable to Provident Mutual Life Insurance Company ("PMLIC") for administration services that PMLIC provides to Market Street Fund. These services include internal legal and financial administrative services provided to Market Street Fund by PMLIC personnel.


(3) For certain Portfolios, certain expenses were reimbursed or fees waived during 2001. It is anticipated that expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After including these expense reimbursement and fee waiver arrangements, the 2001 Management Fees, Other Expenses, and Total Annual Expenses would have been:



                                                                                        TOTAL
                                                             MANAGEMENT     OTHER       ANNUAL
   PORTFOLIO                                                    FEES       EXPENSES    EXPENSES
   ---------                                                 ----------    --------    --------
   MARKET STREET FUND
     All Pro Broad Equity Portfolio (formerly Growth
        Portfolio).........................................
     All Pro Large Cap Growth Portfolio....................
     All Pro Large Cap Value Portfolio.....................
     All Pro Small Cap Growth Portfolio....................
     All Pro Small Cap Value Portfolio.....................
     Equity 500 Index Portfolio............................
     International Portfolio...............................
     Mid Cap Growth Portfolio (formerly Aggressive Growth
        Portfolio).........................................
     Balanced Portfolio (formerly Managed Portfolio).......
     Bond Portfolio........................................
     Money Market Portfolio................................
   THE ALGER AMERICAN FUND
     Small Capitalization Portfolio........................
   NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
     Limited Maturity Bond Portfolio.......................
     Partners Portfolio....................................
   STRONG OPPORTUNITY FUND II, INC.
     Strong Opportunity Fund II............................
   STRONG VARIABLE INSURANCE FUNDS, INC.
     Strong Mid Cap Growth Fund II.........................
   VAN ECK WORLDWIDE INSURANCE TRUST
     Worldwide Bond Portfolio..............................
     Worldwide Emerging Markets Portfolio..................
     Worldwide Hard Assets Portfolio.......................
     Worldwide Real Estate Portfolio.......................

                                                                                        TOTAL
                                                             MANAGEMENT     OTHER       ANNUAL
   PORTFOLIO                                                    FEES       EXPENSES    EXPENSES
   ---------                                                 ----------    --------    --------
   VARIABLE INSURANCE PRODUCTS FUND
     Equity-Income Portfolio (Initial Class)...............
     Growth Portfolio (Initial Class)......................
     High Income Portfolio (Initial Class).................
     Overseas Portfolio (Initial Class)....................
   VARIABLE INSURANCE PRODUCTS FUND II
     Asset Manager Portfolio (Initial Class)...............
     Contrafund(R) Portfolio (Initial Class)...............
     Investment Grade Bond Portfolio (Initial Class).......



    Similar expense reimbursement and fee waiver arrangements were also in place for other Portfolios and it is anticipated that such arrangements will continue past the current year, although they may be terminated at any time. However, no expenses were actually reimbursed or fees waived during 2001 for these Portfolios because the level of actual expenses and fees never exceeded the thresholds at which the reimbursement and waiver arrangements would have become operative.


The fee and expense information regarding the Portfolios was provided by those Portfolios. The Alger American Fund, Neuberger Berman Advisers Management Trust, Strong Opportunity Fund II, Inc., Strong Variable Insurance Funds, Inc., Van Eck Worldwide Insurance Trust, Variable Insurance Products Fund, and Variable Insurance Products Fund II are not affiliated with PLACA.

                    THE COMPANY, SEPARATE ACCOUNT AND FUNDS

PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA


     The Contracts are issued by PLACA which is a stock life insurance company originally incorporated under the name of Washington Square Life Insurance Company in the Commonwealth of Pennsylvania in 1958. The name of the Company was changed to Providentmutual Life and Annuity Company of America in 1991 and the Company was redomiciled as a Delaware insurance company on October 28, 1992. PLACA is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2001, PLACA had total assets of approximately $ billion.



     PLACA is a wholly-owned subsidiary of Provident Mutual Life Insurance Company ("PMLIC"). PMLIC was chartered by the Commonwealth of Pennsylvania in 1865 and at the end of 2001 had consolidated assets of approximately $ billion. On December 31, 1997, PLACA and PMLIC entered into a Support Agreement whereby PMLIC agrees to maintain PLACA's total adjusted capital at the level of 200% of the "company action level" for risk-based capital at the end of each calendar quarter during the term of the agreement. Under the Support Agreement, PMLIC also agrees to maintain PLACA's cash or cash equivalents from time to time as may be necessary during the term of the agreement in an amount sufficient for the payment of benefits and other contractual claims pursuant to policies and other contracts issued by PLACA. Other than this Support Agreement, PMLIC is under no obligation to invest money in PLACA nor is it in any way a guarantor of PLACA's contractual obligations or obligations under the Policies. PLACA is subject to regulation by the Insurance Department of the State of Delaware as well as by the insurance departments of all other states and jurisdictions in which it does business.


     IMSA. PLACA is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

PROVIDENTMUTUAL VARIABLE LIFE SEPARATE ACCOUNT

     Providentmutual Variable Life Separate Account (the "Separate Account") is a separate investment account of PLACA established by the Board of Directors of PLACA under Delaware law to support the Policies and other variable life insurance policies. PLACA has registered the Separate Account with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Separate Account.

     The assets of the Separate Account are owned by PLACA. However, these assets are held separate from other assets and are not part of PLACA's General Account. The portion of the assets of the Separate Account equal to the reserves or other contract liabilities of the Separate Account are not chargeable with liabilities that arise from any other business PLACA conducts. PLACA may transfer to its General Account any assets of the Separate Account that exceed the reserves and the Contract liabilities of the Separate Account (which will always be at least equal to the aggregate Policy Account value allocated to the Separate Account under the Policies). The income, gains and losses, realized or unrealized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of PLACA. PLACA may accumulate in the Separate Account the accrued charges for mortality and expense risks and investment results attributable to assets representing such charges. The Separate Account currently has twenty-seven Subaccounts, each corresponding to an investment portfolio (a "Portfolio") of one of the mutual fund companies listed below.

THE FUNDS

     The Portfolios are each part of one of eight mutual fund companies (each, a "Fund"): Market Street Fund; Neuberger Berman Advisers Management Trust; the Strong Opportunity Fund II, Inc.; the Strong Variable Insurance Funds, Inc.; The Alger American Fund; Van Eck Worldwide Insurance Trust; Variable

Insurance Products Fund; and Variable Insurance Products Fund II. Each of the Funds are registered with the SEC under the 1940 Act as an open-end management investment company. The SEC does not, however, supervise the management or the investment practices and policies of the Funds or their Portfolios. The assets of each Portfolio are separate from the assets of other Portfolios of that Fund and each Portfolio has separate investment objectives and policies. Some of the Funds may, in the future, create additional Portfolios. The investment experience of each Subaccount depends on the investment performance of its corresponding Portfolio.

     THESE PORTFOLIOS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain Portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. THERE CAN BE NO ASSURANCE, AND PLACA MAKES NO REPRESENTATION, THAT THE INVESTMENT PERFORMANCE OF ANY OF THE PORTFOLIOS AVAILABLE UNDER THE POLICY WILL BE COMPARABLE TO THE INVESTMENT PERFORMANCE OF ANY OTHER PORTFOLIO, EVEN IF THE OTHER PORTFOLIO HAS THE SAME INVESTMENT ADVISER OR MANAGER, THE SAME INVESTMENT OBJECTIVES AND POLICIES, AND A VERY SIMILAR NAME.

     The following table summarizes each Portfolio's investment objective(s) and identifies its investment adviser (and subadviser, if applicable).

           PORTFOLIO                     INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
           ---------                     -------------------------------------------
ALL PRO BROAD EQUITY PORTFOLIO   -- Seeks long-term capital appreciation. The Portfolio
(FORMERLY GROWTH PORTFOLIO)      pursues its objective by investing primarily in equity
                                 securities of both larger and smaller companies included in the Wilshire 5000 equity universe that, at the time of
                                 purchase, the subadvisers believe offer above-average
                                 potential for growth in future earnings. Investment adviser is Market Street Investment Management Company; subadvisers are Alliance Capital Management L.P., Sanford C. Bernstein &
                                 Co., LLC, Husic Capital Management, and Reams Asset
                                 Management Company, LLC.
ALL PRO LARGE CAP GROWTH         -- Seeks to achieve long-term capital appreciation. The
PORTFOLIO                        Portfolio pursues its objective by investing primarily in
                                 equity securities of larger companies included in the
                                 Wilshire 5000 equity universe that, at the time of purchase, the subadvisers believe offer above-average potential for
                                 growth in future earnings. Investment adviser is Market
                                 Street Investment Management Company; subadvisers are
                                 Alliance Capital Management L.P. and Geewax, Terker & Co.
ALL PRO LARGE CAP VALUE          -- Seeks to provide long-term capital appreciation. The
PORTFOLIO                        Portfolio attempts to achieve this objective by investing
                                 primarily in undervalued equity securities of larger
                                 companies included in the Wilshire 5000 equity universe
                                 that, at the time of purchase, the subadvisers believe offer potential for long-term growth in future earnings.
                                 Investment adviser is Market Street Investment Management
                                 Company; subadvisers are Sanford C. Bernstein & Co., LLC and
                                 Mellon Equity Associates, LLP.
ALL PRO SMALL CAP GROWTH         -- Seeks to achieve long-term capital appreciation. The
PORTFOLIO                        Portfolio pursues its objective by investing primarily in
                                 equity securities of smaller companies included in the
                                 Wilshire 5000 equity universe that, at the time of purchase, the subadvisers believe offer above-average potential for
                                 growth in future earnings. Investment adviser is Market
                                 Street Investment Management Company; subadvisers are Lee
                                 Munder Investments Ltd. and Husic Capital Management.

           PORTFOLIO                     INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
           ---------                     -------------------------------------------
ALL PRO SMALL CAP VALUE          -- Seeks to provide long-term capital appreciation. The
PORTFOLIO                        Portfolio pursues this objective by investing primarily in undervalued equity securities of smaller companies included in the Wilshire 5000 equity universe that, at the time of
                                 purchase, the subadvisers believe offer above-average
                                 potential for long-term growth in future earnings.
                                 Investment adviser is Market Street Investment Management
                                 Company; subadvisers are Reams Asset Management Company, LLC and Sterling Capital Management LLC.
EQUITY 500 INDEX PORTFOLIO       -- Seeks to provide long-term capital appreciation. The
                                 Portfolio pursues its objective by investing primarily in
                                 common stocks included in the Standard & Poor's 500(R)
                                 Composite Stock Price Index.* Investment adviser is Market
                                 Street Investment Management Company; subadviser is SSgA
                                 Funds Management, Inc.
INTERNATIONAL PORTFOLIO          -- Seeks long-term growth of capital primarily through
                                 investments in a diversified portfolio of marketable equity securities of established foreign issuer companies.
                                 Investment adviser is Market Street Investment Management
                                 Company; subadviser is The Boston Company Asset Management,
                                 LLC.
MID CAP GROWTH PORTFOLIO         -- Seeks to achieve a high level of long-term capital
(FORMERLY AGGRESSIVE GROWTH      appreciation. The Portfolio pursues its objective by
PORTFOLIO)                       investing primarily in mid cap companies whose earnings the subadviser expects to grow at a faster rate than the average company and in mid cap companies whose market capitalization falls within the range of companies in the S&P Mid Cap 400
                                 Index. Investment adviser is Market Street Investment
                                 Management Company; subadviser is T. Rowe Price Associates,
                                 Inc.
BALANCED PORTFOLIO (FORMERLY     -- Seeks to realize as high a level of long-term total rate
MANAGED PORTFOLIO)               of return as is consistent with prudent investment risk. The
                                 Portfolio pursues its objective by investing in both
                                 equities, such as stocks, and bonds. Investment adviser is
                                 Market Street Investment Management Company; subadviser is
                                 Fred Alger Management, Inc.
BOND PORTFOLIO                   -- Seeks to generate a high level of current income
                                 consistent with prudent investment risk. The Portfolio
                                 pursues its objective by investing primarily in a
                                 diversified portfolio of fixed income securities of U.S. and foreign issuers. Investment adviser is Market Street
                                 Investment Management Company; subadviser is Western Asset
                                 Management Company.
MONEY MARKET PORTFOLIO           -- Seeks to provide maximum current income consistent with capital preservation and liquidity. The Portfolio pursues
                                 its objective by investing exclusively in U.S.
                                 dollar-denominated money market instruments that present
                                 minimal credit risks. Investment adviser is Market Street
                                 Investment Management Company.

* "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by PMLIC and its affiliates and subsidiaries. The Policy is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Policy. See "Additional Information -- Standard & Poor's" below which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

           PORTFOLIO                     INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
           ---------                     -------------------------------------------
ALGER AMERICAN SMALL             -- Seeks long-term capital appreciation. It focuses on
CAPITALIZATION PORTFOLIO         small, fast-growing companies that offer innovative
                                 products, services or technologies to a rapidly expanding
                                 marketplace. Under normal circumstances, the portfolio
                                 invests primarily in the equity securities of small
                                 capitalization companies. A small capitalization company is one that has a market capitalization within the range of the
                                 Russell 2000 Growth Index(R) or the S&P SmallCap 600
                                 Index(R). Investment adviser is Fred Alger Management, Inc.
NEUBERGER BERMAN LIMITED         -- Seeks the highest available current income consistent
MATURITY BOND PORTFOLIO          with low risk to principal and liquidity and secondarily,
                                 total return, through investment mainly in investment grade bonds. Investment adviser is Neuberger Berman Management
                                 Incorporated.
NEUBERGER BERMAN PARTNERS        -- Seeks capital growth through investment mainly in common
PORTFOLIO                        stocks of medium- to large-capitalization companies.
                                 Investment adviser is Neuberger Berman Management
                                 Incorporated.
STRONG OPPORTUNITY FUND II       -- Seeks capital growth by investing primarily in stocks of medium- capitalization companies that the Portfolio's
                                 manager believes are underpriced, yet have attractive growth prospects. Investment adviser is Strong Capital Management,
                                 Inc.
STRONG MID CAP GROWTH FUND II    -- Seeks capital growth by investing at least 65% of its
                                 assets in stocks of medium-capitalization companies that the
                                 Portfolio's managers believe have favorable prospects for
                                 accelerating growth of earnings, but are selling at
                                 reasonable valuations based on earnings, cash flow, or asset value. Investment adviser is Strong Capital Management, Inc.
VAN ECK WORLDWIDE BOND           -- Seeks high total return -- income plus capital
PORTFOLIO                        appreciation -- by investing globally, primarily in a
                                 variety of debt securities. Investment adviser is Van Eck
                                 Associates Corporation.
VAN ECK WORLDWIDE EMERGING       -- Seeks long-term capital appreciation by investing in
MARKETS PORTFOLIO                primarily equity securities in emerging markets throughout the world. Investment adviser is Van Eck Associates
                                 Corporation.
VAN ECK WORLDWIDE HARD ASSETS    -- Seeks long-term capital appreciation by investing
PORTFOLIO                        primarily in "hard asset securities." Income is a secondary consideration. Hard asset securities are the stocks, bonds, and other securities of companies that derive at least 50%
                                 gross revenue or profit from exploration, development,
                                 production or distribution of precious metals, natural
                                 resources, real estate and commodities. Investment adviser is Van Eck Associates Corporation.
VAN ECK WORLDWIDE REAL ESTATE    -- Seeks to maximize total return by investing in equity
PORTFOLIO                        securities of domestic and foreign companies that own
                                 significant real estate assets or that principally are
                                 engaged in the real estate industry. Investment adviser is
                                 Van Eck Associates Corporation.
VIP EQUITY-INCOME PORTFOLIO      -- Seeks reasonable income by investing primarily in
                                 income-producing equity securities. In choosing these
                                 securities, the VIP Equity-Income Portfolio considers the
                                 potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield of the securities comprising the Standard and Poor's 500 Composite
                                 Stock Price Index. Investment adviser is Fidelity Management
                                 & Research Company.

           PORTFOLIO                     INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
           ---------                     -------------------------------------------
VIP GROWTH PORTFOLIO             -- Seeks to achieve capital appreciation. The VIP Growth
                                 Portfolio normally purchases common stocks, although its
                                 investments are not restricted to any one type of security.
                                 Capital appreciation may also be found in other types of
                                 securities, including bonds and preferred stocks. Investment adviser is Fidelity Management & Research Company.
VIP HIGH INCOME PORTFOLIO        -- Seeks to obtain a high level of current income by
                                 investing primarily in high-yielding, lower-rated,
                                 fixed-income securities, while also considering growth of
                                 capital. Investment adviser is Fidelity Management &
                                 Research Company.
VIP OVERSEAS PORTFOLIO           -- Seeks long term growth of capital primarily through
                                 investments in foreign securities. The VIP Overseas
                                 Portfolio provides a means for diversification by
                                 participating in companies and economies outside of the
                                 United States. Investment adviser is Fidelity Management &
                                 Research Company; subadvisers are Fidelity Management &
                                 Research (U.K.) Inc., Fidelity Management & Research (Far
                                 East) Inc., Fidelity International Investment Advisors, and
                                 Fidelity International Investment Advisors (U.K.) Limited.
VIP II ASSET MANAGER PORTFOLIO   -- Seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments. Investment adviser is Fidelity Management & Research Company; subadvisers are
                                 Fidelity Management & Research (U.K.) Inc. and Fidelity
                                 Management & Research (Far East) Inc.
VIP II CONTRAFUND(R) Portfolio   -- Seeks capital appreciation by investing in securities of companies where value is not fully recognized by the public.
                                 Investment adviser is Fidelity Management & Research
                                 Company; subadvisers are Fidelity Management & Research
                                 (U.K.) Inc. and Fidelity Management & Research (Far East)
                                 Inc.
VIP II INVESTMENT GRADE BOND     -- Seeks high current income by investing in
PORTFOLIO                        investment-grade debt securities. Investment adviser is
                                 Fidelity Management & Research Company.

ADDITIONAL INFORMATION ABOUT THE FUNDS AND PORTFOLIOS

NO ONE CAN ASSURE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVES AND POLICIES.

     More detailed information concerning the investment objectives, policies and restrictions of the Portfolios, the expenses of the Portfolios, the risks attendant to investing in the Portfolios and other aspects of the Funds' operations can be found in the current prospectus for each Fund that accompanies this Prospectus and the current statement of additional information for each Fund. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Net Premium Payments or transfers of Policy Account Value among the Subaccounts.

     Not all of the Portfolios described in the prospectuses for the Funds are available with the Policy. Moreover, if investment in the Funds or a particular Portfolio is no longer possible, in PLACA's judgment becomes inappropriate for the purposes of the Policy, or for any other reason in PLACA's sole discretion, PLACA may substitute another fund or portfolio without the Owner's consent. The substituted fund or portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Net Premiums, or both. However, no such substitution will be made without any necessary approval of the Securities and Exchange Commission. Furthermore, PLACA may close Subaccounts to allocations of Net Premiums or Policy Account Value, or both, at any time in its sole discretion. Shares of each Fund are purchased and redeemed at net asset value, without a sales charge.

     PLACA may receive compensation from the investment adviser of a Fund (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Policies. The amount of this compensation is based upon a percentage of the assets of the Fund attributable to the Policies and other policies issued by PLACA. These percentages differ, and some advisers (or affiliates) may pay PLACA more than others.

     Shares of the Funds are sold to separate accounts of insurance companies that are not affiliated with PLACA or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose Policy Account Values are allocated to the Separate Account, and of owners of other contracts or policies whose values are allocated to one or more other separate accounts investing in any one of the Portfolios. Shares of some of the Funds may also be sold directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, PLACA will consider what action may be appropriate, including removing the Portfolio as an investment option under the Policies or replacing the Portfolio with another Portfolio. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

                   DETAILED DESCRIPTION OF POLICY PROVISIONS

DEATH BENEFIT

     General. As long as the Policy remains in force, the Insurance Proceeds of the Policy will, upon due proof of the Insured's death (and fulfillment of certain other requirements), be paid to the Beneficiary in accordance with the designated Death Benefit Option. The Insurance Proceeds will be determined as of the date of the Insured's death and will be equal to:

          1.  the Death Benefit;

          2. plus any additional benefits due under a supplementary benefit rider attached to the Policy;

          3.  less any loan and accrued loan interest on the Policy;

          4. less any overdue deductions if the death of the Insured occurs during the Grace Period.

     The Insurance Proceeds may be paid in cash or under one of the Settlement Options set forth in the Policy.

     Death Benefit Options.  The Policy provides two Death Benefit Options:
Option A and Option B. The Owner designates the Death Benefit Option in the application and may change it as described in "Change in Death Benefit Option." Under either Option, the duration of the Death Benefit coverage depends upon the Policy's Net Cash Surrender Value. (See "Policy Duration.")

     Option A. The Death Benefit is equal to the greater of: (a) the Face Amount of the Policy and (b) the Policy Account Value on the Valuation Date on or next following the Insured's date of death multiplied by the specified percentage shown in the table below:

  ATTAINED AGE  PERCENTAGE  ATTAINED AGE   PERCENTAGE
  ------------  ----------  -------------  ----------
  40 and under     250%          60           130%
       45          215%          65           120%
       50          185%          70           115%
       55          150%     75 through 90     105%
                            95 through 99     100%

For Attained Ages not shown, the percentages decrease pro rata for each full year.

     Illustration of Option A -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

     Under Option A, a Policy with a Face Amount of $200,000 will generally pay a Death Benefit of $200,000. The specified percentage for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%. Because the Death Benefit must be equal to or be greater than 2.50 times the Policy Account Value, any time the Policy Account Value exceeds $80,000 the Death Benefit will exceed the Face Amount. Each additional dollar added to the Policy Account Value will increase the Death Benefit by $2.50. Thus, a 35 year old Insured with a Policy Account Value of $150,000 will have a Death Benefit of $375,000 (2.50 x $150,000); a Policy Account Value of $300,000 will yield a Death Benefit of $750,000 (2.50 x $300,000); a Policy Account Value of $400,000 will yield a Death Benefit of $1,000,000 (2.50 x $400,000).

     Similarly, any time the Policy Account Value exceeds $80,000, each dollar taken out of the Policy Account Value will reduce the Death Benefit by $2.50. If at any time, however, the Policy Account Value multiplied by the specified percentage is less than the Face Amount, the Death Benefit will be the Face Amount of the Policy.

     Option B. The Death Benefit is equal to the greater of: (a) the Face Amount of the Policy plus the Policy Account Value and (b) the Policy Account Value multiplied by the specified percentage shown in the table above. (The Policy Account Value in each case is determined on the Valuation Day on or next following the Insured's date of death.)

     Illustration of Option B -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no outstanding Policy loan.

     Under Option B, a Policy with a Face Amount of $200,000 will generally pay a Death Benefit of $200,000 plus the Policy Account Value. Thus, for example, a Policy with a $50,000 Policy Account Value will have a Death Benefit of $250,000 ($200,000 plus $50,000); and a Policy Account Value of $100,000 will yield a Death Benefit of $300,000. Since the specified percentage is 250%, the Death Benefit will be at least 2.50 times the Policy Account Value. As a result, if the Policy Account Value exceeds $133,333, the Death Benefit will be greater than the Face Amount plus the Policy Account Value. Each additional dollar added to the Policy Account Value above $133,333 will increase the Death Benefit by $2.50. An Insured with a Policy Account Value of $150,000 will therefore have a Death Benefit of $375,000 (2.50 x $150,000); a Policy Account Value of $300,000 will yield a Death Benefit of $750,000 (2.50 x $300,000); and a Policy Account Value of $500,000 will yield a Death Benefit of $1,250,000 (2.50 x $500,000).
Similarly, any time the Policy Account Value exceeds $133,333, each dollar taken out of the Policy Account Value will reduce the Death Benefit by $2.50. If at any time, however, the Policy Account Value multiplied by the applicable percentage is less than the Face Amount plus the Policy Account Value, the Death Benefit will be the Face Amount plus the Policy Account Value.

     Which Death Benefit Option to Choose. If an Owner prefers to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, the Owner should choose Option B. If an Owner is satisfied with the amount of the Insured's existing insurance coverage and prefers to have premium payments and favorable investment performance reflected to the maximum extent in the Policy Account Value, the Owner should choose Option A.

     Change in Death Benefit Option. After the first Policy Year or 12 months after a Face Amount increase, at any time while the Policy is in force, the Owner may change the Death Benefit Option in effect by sending PLACA a completed application for change. No charges will be imposed to make a change in the Death Benefit Option. The effective date of any such change will be the Policy Processing Day on or next following the date PLACA receives the completed application for change.

     If the Death Benefit Option is changed from Option A to Option B, on the effective date of the change, the Death Benefit will not change and the Face Amount will be decreased by the Policy Account

Value on that date. However, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount.

     If the Death Benefit Option is changed from Option B to Option A, on the effective date of the change, the Death Benefit will not change and the Face Amount will be increased by the Policy Account Value on that date.

     A change in the Death Benefit Option may affect the Net Amount at Risk over time which, in turn, would affect the monthly Cost of Insurance Charge. Changing from Option A to Option B will generally result in a Net Amount at Risk that remains level. Such a change will result in a relative increase in the cost of insurance charges over time because the Net Amount at Risk will, unless the Death Benefit is based on the applicable percentage of Policy Account Value, remain level rather than decreasing as the Policy Account Value increases. Unless the Death Benefit is based on the applicable percentage of Policy Account Value, changing from Option B to Option A will, if the Policy Account Value increases, decrease the Net Amount at Risk over time, thereby reducing the cost of insurance charge.

     The effects of these Death Benefit Option changes on the Face Amount, Death Benefit and Net Amount at Risk can be illustrated as follows. Assume that a contract under Option A has a Face Amount of $500,000 and a Policy Account Value of $100,000 and, therefore, a Death Benefit of $500,000 and a Net Amount at Risk of $400,000 ($500,000 - $100,000). If the Death Benefit Option is changed from Option A to Option B, the Face Amount will decrease from $500,000 to $400,000 and the Death Benefit and Net Amount at Risk would remain the same. Assume that a contract under Option B has a Face Amount of $500,000 and a Policy Account Value of $50,000 and, therefore, the Death Benefit is $550,000
($500,000 + $50,000) and a Net Amount at Risk of $500,000 ($550,000 - $50,000).
If the Death Benefit Option is changed from Option B to Option A, the Face Amount will increase to $550,000, and the Death Benefit and Net Amount at Risk would remain the same.

     If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Code for life insurance, PLACA will not effect the change.

     A change in the Death Benefit Option may have federal income tax consequences. The Owner of a Policy should consult a tax advisor before changing the Death Benefit Option.

     How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Policy Account Value. The Death Benefit under Option A will vary with the Policy Account Value whenever the specified percentage of Policy Account Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Policy Account Value because the Death Benefit equals the greater of (a) the Face Amount plus the Policy Account Value and (b) the Policy Account Value multiplied by the specified percentage.

ABILITY TO ADJUST FACE AMOUNT

     Subject to certain limitations, an Owner may generally, at any time after the first Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to PLACA. The effective date of the increase or decrease will be the Policy Processing Day on or next following PLACA's approval of the request. An increase or decrease in Face Amount may have tax consequences. The Owner of a Policy should consult a tax advisor before increasing or decreasing the Face Amount. The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below.

     Increase. A request for an increase in Face Amount may not be for less than $25,000 (or such lesser amount required in a particular state). The Owner may not increase the Face Amount after the Insured's Attained Age 75 or if the Face Amount was increased during the prior 12-month period. To obtain the increase, the Owner must submit an application for the increase and provide evidence satisfactory to PLACA of the Insured's insurability.

     On the effective date of an increase, and taking the increase into account, the Net Cash Surrender Value must be equal to the Monthly Deductions then due and the expense charge for the increase in Face

Amount. If the Net Cash Surrender Value is not sufficient, the increase will not take effect until the Owner makes a sufficient additional premium payment to increase the Net Cash Surrender Value.

     An increase in the Face Amount will generally affect the total Net Amount at Risk which will increase the monthly Cost of Insurance Charges. An increase in Face Amount will increase the amount of any Additional Surrender Charge. A Face Amount increase expense charge will also be deducted. (See "Face Amount Increase Charge.") In addition, different cost of insurance rates may apply to the increase in insurance coverage. (See "Monthly Deductions.")

     After increasing the Face Amount, the Owner will have the right: (a) during the Free-Look Period following the effective date of the increase, to have the increase canceled and receive a credit or refund equal to the Cost of Insurance Charge and the increase charge deducted for the increase; and (b) during the first 24 months following the increase, to exchange the increase in Face Amount for a fixed benefit permanent life insurance policy issued by PLACA. (See "Transfers of Policy Account Value.")

     Decrease. The amount of a Face Amount decrease must be for at least $25,000 (or such lesser amount required in a particular state). The Face Amount after any decrease may not be less than the Minimum Face Amount. A decrease in Face Amount will not be permitted if the Face Amount was increased during the prior 12-month period. To the extent a decrease in the Face Amount could result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Code, PLACA will not effect the decrease.

     A decrease in the Face Amount generally will decrease the total Net Amount at Risk which will decrease an Owner's monthly Cost of Insurance Charges. A decrease in the Face Amount may result in the imposition of a Surrender Charge as of the Policy Processing Day on which the decrease becomes effective. (See "Surrender Charges.")

     Any Surrender Charge applicable to a decrease will be deducted from the Policy Account Value and the remaining Surrender Charge will be reduced by the amount deducted. The Surrender Charge will be deducted from the Subaccounts and the Guaranteed Account based on the proportion that the value in such account bears to the total unloaned Policy Account Value.

     For purposes of determining the Cost of Insurance Charge and Surrender Charges, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases, successively; and (c) the Initial Face Amount.

INSURANCE PROTECTION

     An Owner may increase or decrease the insurance protection provided by the Policy (i.e., the Net Amount at Risk) in one of several ways, as insurance needs change. These ways include increasing or decreasing the Face Amount, changing the level of premium payments, and by making a partial withdrawal of Net Cash Surrender Value. The consequences of each are summarized below.

     A decrease in Face Amount will decrease the insurance protection. It will not reduce the Policy Account Value, except for the deduction of any surrender charge applicable to the decrease. The Monthly Deductions will generally be correspondingly lower following the decrease.

     An increase in Face Amount will generally increase the amount of insurance protection, depending on the Policy Account Value and specified percentage. If the insurance protection is increased, Monthly Deductions will increase as well.

     Under Death Benefit Option A, until the specified percentage of Policy Account Value exceeds the Face Amount, then (a) if the Owner increases the premium payments from the current level, the amount of insurance protection will generally be reduced, and (b) if the Owner reduced the premium payments from the current level, the amount of insurance protection will generally be increased.

     Under Death Benefit Option B, until the specified percentage of Policy Account Value exceeds the Face Amount plus the Policy Account Value, the level of premium payments will not affect the amount of insurance protection. (However, both the Policy Account Value and Death Benefit will be increased if premium payments are increased and reduced if premium payments are reduced.) Under either Death Benefit Option, if the Death Benefit is the specified percentage of Policy Account Value, then (a) if the Owner increases premium payments from the current level, the amount of insurance protection will increase and (b) if the Owner reduces the premium payments from the current level, the amount of insurance protection will decrease.

     A partial withdrawal of Net Cash Surrender Value will reduce the Death Benefit. If Death Benefit Option A is in effect, the withdrawal will decrease the Policy's Face Amount by the amount withdrawn plus the partial withdrawal expense charge. If Death Benefit Option B is in effect, it will not reduce the amount of insurance protection unless the Death Benefit is based on the specified percentage of Policy Account Value. In this event, however, the decrease in the Death Benefit will be greater than the amount of the withdrawal.

     Increasing or decreasing the Policy's Insurance Protection may have tax consequences. The Owner of a Policy should consult a tax advisor before increasing or decreasing the Policy's Insurance Protection.

PAYMENT AND ALLOCATION OF PREMIUMS

     Issuance of a Policy. In order to purchase a Policy, an individual must make application to PLACA through a licensed PLACA agent who is also a registered representative of 1717 Capital Management Company ("1717") or a broker/dealer having a Selling Agreement with 1717 or a broker/dealer having a Selling Agreement with such a broker/dealer. If PLACA accepts the application, a Policy will be issued in consideration of payment of the Minimum Initial Premium set forth in the Policy. The Minimum Face Amount of a Policy under PLACA's rules is $50,000 for all Premium Classes except preferred. For the preferred Premium Class, the Minimum Face Amount is $100,000.

     PLACA reserves the right to revise its rules from time to time to specify a different Minimum Face Amount for subsequently issued policies. A Policy will be issued only with respect to Insureds who have an Issue Age of 80 or less and who provide PLACA with satisfactory evidence of insurability. Acceptance is subject to PLACA's underwriting rules. PLACA reserves the right to reject an application for any reason permitted by law. (See "Distribution of Policies.")

     At the time the Application for a Policy is signed, an applicant can, subject to PLACA's underwriting rules, obtain temporary insurance protection, pending issuance of the Policy, by answering "no" to the Health Questions of the Temporary Agreement and submitting payment of the Minimum Initial Premium with the Application, but only if the Application is dated the same day as, or earlier than, the Temporary Insurance Agreement. Temporary insurance coverage will take effect as of the date of the Temporary Insurance Agreement.

     The Minimum Initial Premium will equal the Minimum Annual Premium multiplied by the following factor:

PREMIUM BILLING MODE
SELECTED AT ISSUE                                      FACTOR
--------------------                                   ------
Annual.............................................    1.000
Semi-annual........................................    0.500
Quarterly..........................................    0.250
Monthly............................................    0.167

     The amount of temporary coverage under the agreement is the lesser of the Face Amount applied for or $500,000 temporary coverage under the agreement will end on the earliest of: (a) the 90th day from the date of the agreement; (b) the date that insurance takes effect under the Policy; (c) the date a policy, other than as applied for, is offered to the Applicant; or (d) five days from the date PLACA mails a notice of termination of coverage.

     Amount and Timing of Premiums. No insurance will take effect until the Minimum Initial Premium is paid, the underwriting process has been completed, the Application has been approved and the proposed Insured is alive and in the same condition of health as described in the Application. We begin to deduct monthly charges from your Policy Account Value on the Policy Issue Date. Prior to the Final Policy Date and while the Policy is in force, an Owner may make additional premium payments at any time and in any amount, subject to the limitation set forth below. Each premium payment must be for at least $20. PLACA may increase this minimum amount upon 90 days written notice to Owners of such increase, but the minimum amount will never exceed $500. Subject to certain limitations described below, an Owner has considerable flexibility in determining the amount and frequency of premium payments.

     At the time of application, each Owner will select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payment. The Owner is entitled to receive a premium reminder notice from PLACA at the specified interval. The Owner may change the Planned Periodic Premium frequency and amount. Also, under the Automatic Payment Plan, the Owner can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being "billed".

     Any payments made while there is an outstanding Policy loan are considered loan repayments, unless PLACA is notified in writing that the amount is to be applied as a premium payment. The Owner is not required to pay the Planned Periodic Premiums in accordance with the specified schedule. The Owner has the flexibility to alter the amount and frequency of premium payments. However, payment of the Planned Periodic Premiums does not guarantee that the Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Net Cash Surrender Value. Thus, even if Planned Periodic Premiums are paid, the Policy may lapse whenever the Net Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges and if a Grace Period expires without an adequate payment by the Owner.

     Premium Limitations. The Code provides for exclusion of the Death Benefit from a Beneficiary's gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed such limits. PLACA has established procedures to monitor whether aggregate premiums paid under a Policy exceed those limits. If a premium is paid which would result in total premiums exceeding such limits, PLACA will accept only that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. PLACA will notify the Owner of available options with regard to the excess premium. If a satisfactory arrangement is not made, PLACA will refund this excess to the Owner. If total premiums do exceed the maximum premium limitations established by the Code, however, the excess of a Policy's Death Benefit over the Policy's Cash Surrender Value should still be excludable from gross income.

     The maximum premium limitations set forth in the Code depend in part upon the amount of the Death Benefit at any time. As a result, any Policy changes which affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, PLACA will not effect such change. (See "Federal Income Tax Considerations.") PLACA reserves the right to require satisfactory evidence of insurability before accepting a premium payment that would increase the Net Amount At Risk.

     Refund of Excess Premium for Modified Endowment Contracts. At the time a premium is credited which would cause the Policy to become a Modified Endowment Contract ("MEC"), PLACA will notify the Owner that the Policy will become a MEC unless the Owner requests a refund of the excess premium within 30 days after receiving the notice. If the Owner requests a refund, the excess premium paid (but not any interest or earnings on the excess premium) will be returned to the Owner. The Policy Account Value attributable to the excess premium will be deducted from the Subaccounts and/or the Guaranteed Account in the same proportion as the premium was initially allocated to the Subaccounts and/or the Guaranteed Account. For more information on MECs, see "Federal Income Tax Considerations."

     Allocation of Net Premiums. The Owner indicates in the application how Net Premiums should be allocated among the Subaccounts and/or the Guaranteed Account. The percentages of each Net Premium that may be allocated to any account must be in whole numbers and the sum of the allocation percentages must be 100%. PLACA allocates the Net Premiums as of the date it receives such premium at its Service Center according to the Owner's current premium allocation instructions, unless otherwise specified.

     Certain states require PLACA to refund all payments (less any partial withdrawals and indebtedness) in the event the Owner cancels the Policy during the Free-Look period. See "Free-Look Privileges." In those states, PLACA will allocate to the Money Market Subaccount any premiums the Owner requests be allocated to Subaccount(s) which are received at our Service Center within 15 days from the later of: (1) the Policy Issue Date; or (2) the date PLACA receives the Minimum Initial Premium. After this 15-day period ends, the value in the Money Market Subaccount is allocated among the Subaccounts as indicated in the application. PLACA invests all Net Premiums paid thereafter based on the allocation percentages then in effect.

     The values of the Subaccounts will vary with their investment experience and the Owner bears the entire investment risk. Owners should periodically review their allocation schedule in light of market conditions and the Owner's overall financial objectives.

     Replacement of Existing Insurance. It may not be in the Owner's best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. The Owner should compare the existing insurance and the Policy carefully. The Owner should replace the existing insurance only when he or she determines that the Policy is better for him or her. The Owner may have to pay a surrender charge on the existing insurance, and the Policy will impose a new surrender charge period. The Owner should talk to his or her financial professional or tax adviser to make sure the exchange will be tax-free. If the owner surrenders the existing policy for cash and then buys the Policy, the Owner may have to pay a tax, including possibly a penalty tax, on the surrender. Because PLACA will not issue the Policy until it has received an initial premium from the Owner's existing insurance company, the issuance of the Policy may be delayed.

POLICY ACCOUNT VALUE

     The Policy Account Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Subaccounts, the Guaranteed Account and the Loan Account. The Policy Account Value minus any applicable Surrender Charge or Additional Surrender Charge is the Cash Surrender Value.

     The Policy Account Value and Cash Surrender Value will reflect the investment performance of the chosen Subaccounts, the crediting of interest for the Guaranteed Account and the Loan Account, any Net Premiums paid, any transfers, any partial withdrawals, any loans, any loan repayments, any loan interest paid, and any charges assessed in connection with the Policy.

     Calculation of Policy Account Value. The Policy Account Value is determined first on the Policy Date and thereafter at the close of each Valuation Day. On the Policy Date, the Policy Account Value equals the Net Premiums received less any Monthly Deductions on the Policy Date. On each Valuation Day after the Policy Date, the Policy Account Value is:

          1. Policy Account Value in each Subaccount, determined by multiplying the number of units of the Subaccount by the Subaccount's Unit Value on that date;

          2.  Policy Account Value in the Guaranteed Account; plus

          3.  Policy Account Value in the Loan Account.

     Determination of Number of Units for the Subaccounts. Allocated Net Premiums or Policy Account Value transferred to a Subaccount are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units of a Subaccount at any time equals the number of units purchased minus the number of units redeemed up to such time. For each

Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

     Determination of Unit Value. The unit value of a Subaccount on any Valuation Day is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Subaccount on that Valuation Day.

     Net Investment Factor. The Net Investment Factor for each Subaccount measures the investment performance of a Subaccount. The factor increases to reflect investment income and capital gains, realized and unrealized, for the shares of the underlying Portfolio. The factor decreases to reflect any capital losses, realized or unrealized, for the shares of the underlying Portfolio as well as the asset charge for mortality and expense risks.

POLICY DURATION

     Policy Lapse. The Policy will remain in force as long as the Net Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and other charges under the Policy. When the Net Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by the Owner, the Policy may lapse and terminate without value. Notwithstanding the foregoing, during the first three Policy Years the Policy will not lapse if the Minimum Guarantee Premium has been paid.

     The Policy provides for a 61-day Grace Period that is measured from the date on which notice is sent by PLACA indicating that the Grace Period has begun. Thus, the Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, the Owner must, during the Grace Period, make a premium payment equal to three Monthly Deductions. The notice sent by PLACA will specify the payment required to keep the Policy in force.

     Reinstatement. A Policy that lapses may be reinstated at any time within three years (or longer period required in a particular state) after the expiration of the Grace Period and before the Final Policy Date by submitting evidence of the Insured's insurability satisfactory to PLACA and payment of an amount sufficient to keep the Policy in force for at least three months following the date that the reinstatement application is approved. Upon reinstatement, the Policy Account Value is based upon the premium paid to reinstate the Policy. A reinstated Policy has the same Policy Date as it had prior to the lapse.

TRANSFERS OF POLICY ACCOUNT VALUE

     Transfers. The Owner may transfer the Policy Account Value between and among the Subaccounts and the Guaranteed Account by making a transfer request to PLACA. The amount transferred must be at least $1,000, unless the total value in an account is less than $1,000, in which case the entire amount may be transferred.

     After 12 transfers have been made in any Policy Year, a $25 transfer charge will be deducted from each transfer during the remainder of such Policy Year. All transfers included in each telephone, fax, e-mail, or written request are treated as one transfer. Transfers (other than transfers from Guaranteed Account Value) are made as of the date PLACA receives a written request at its Service Center. Transfers resulting from Policy loans, the exercise of exchange privileges, the reallocation from the Money Market Subaccount following the 15-day period after the Issue Date, Dollar-Cost Averaging and Automatic Asset Rebalancing, are not subject to a transfer charge and do not count as one of the 12 "free" transfers in any Policy Year. Under present law, transfers are not taxable transactions.

     Excessive trading (including short-term "market timing" trading) may adversely affect the performance of the Subaccounts. If a pattern of excessive trading by an Owner or the Owner's agent develops, PLACA reserves the right not to process the transfer request. If a transfer request is not processed, it will not be counted as a transfer for purposes of determining the number of free transfers executed.

     Special Transfer Right. During the first two years following the Issue Date, the Owner may, on one occasion, transfer the entire Policy Account Value in the Subaccounts to the Guaranteed Account without a transfer charge and without such transfer counting toward the twelve transfers permitted without charge during a Policy Year.

     Conversion Privilege for Increase in Face Amount. During the first two years following an increase in Face Amount, the Owner may, on one occasion, without evidence of insurability, exchange the amount of the increase in Face Amount for a fixed-benefit permanent life insurance policy. Such an exchange may, however, have federal income tax consequences. (See "Tax Treatment of Policy Benefits.") Premiums under this new policy will be based on the Sex, Attained Age and Premium Class of the Insured on the effective date of the increase in the Face Amount of the Policy. The new policy will have the same Face Amount and Issue Date as the amount and effective date of the increase. PLACA will refund the monthly deductions for the increase made on each Policy Processing Day between the effective date of the increase to the date of conversion and the expense charge for such increase.

     Transfer Right for Change in Investment Policy of a Subaccount. If the investment policy of a Subaccount is materially changed, the Owner may transfer the portion of the Policy Account Value in such Subaccount to another Subaccount or to the Guaranteed Account without a transfer charge and without having such transfer count toward the twelve transfers permitted without charge during a Policy Year.

     Automatic Asset Rebalancing. Automatic asset rebalancing is a feature which, if elected, authorizes periodic transfers of Policy Account Values between the Subaccounts in order to maintain the allocation of such values in percentages that match the then current premium allocation percentages. Election of this feature may be made in the application or at any time after the policy is issued by properly completing the election form and returning it to PLACA. The election may be revoked at any time. Rebalancing may be done quarterly or annually. Rebalancing terminates when the total value in the subaccounts is less than $1,000; a transfer is made; a change is made to the current premium allocation instructions; or PLACA receives a written request to terminate the program. PLACA reserves the right to suspend automatic asset rebalancing at any time, for any class of Policies, for any reason.

     Dollar-Cost Averaging. Dollar-Cost Averaging is a program which, if elected, enables the Owner to systematically and automatically transfer, on a monthly basis, specified dollar amounts from any selected Subaccount to any other Subaccount or the Guaranteed Account. Transfers may not come from the Guaranteed Account. By allocating on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of short term market fluctuations. PLACA, however, makes no guarantee that Dollar-Cost Averaging will result in a profit or protect against loss.

     Dollar-Cost Averaging may be elected for a period of 6, 12, 18, 24, 30 or 36 months. To qualify for Dollar-Cost Averaging, the following minimum amount of Policy Account Value must be allocated to a Subaccount: 6 months -- $3,000; 12 months -- $6,000; 18 months -- $9,000; 24 months -- $12,000; 30 months -- $15,000; 36 months -- $18,000. At least $500 must be transferred from the Subaccount each month. The amount required to be allocated to the Subaccount can be made from an initial or subsequent investment or by transferring amounts into the Subaccount from the other Subaccounts or from the Guaranteed Account (See "Transfers from Guaranteed Account."). Each monthly transfer is split among the Subaccounts or the Guaranteed Account based upon the percentages elected. Dollar-Cost Averaging may not be elected if Automatic Asset Rebalancing has been elected or if a policy loan is outstanding.

     Dollar-Cost Averaging may be elected in the application or by completing an election form and returning it to PLACA by the beginning of the month. When an election form is received, Dollar-Cost Averaging will commence on the first Policy Processing Day after the later of (a) the Policy Date; (b) the 15-day period when premiums are allocated to the Money Market Subaccount in certain states; and (c) when the Subaccount value equals or exceeds the greater of the minimum amount stated above and the amount of the first monthly transfer.

     Once Dollar-Cost Averaging transfers have commenced, they occur monthly on the Policy Processing Day until the specified number of transfers has been completed, or (a) a policy loan is requested, (b) the policy goes into the grace period, or (c) there is insufficient value in the Subaccount to make the transfer. The Owner may instruct PLACA in writing to cancel Dollar-Cost Averaging transfers at any time.

     Transfers made under the Dollar-Cost Averaging program do not count toward the twelve transfers permitted each Policy Year without imposing the Transfer Charge. PLACA reserves the right to discontinue offering automatic transfers upon 30 days' written notice to the Owner. Written notice will be sent to the Owner confirming each transfer and when the Dollar-Cost Averaging program is terminated. The Owner and agent are responsible for reviewing the confirmation to verify that the transfers are being made as requested.

FREE-LOOK PRIVILEGES

     Free-Look for Policy. The Policy provides for an initial Free-Look Period. The Owner may cancel the Policy until the latest of: (a) 45 days after Part I of the application for the Policy is signed, (b) 10 days after the Owner receives the Policy and (c) 10 days after PLACA mails the Notice of Withdrawal Right to the Owner. Upon giving written notice of cancellation and returning the Policy to PLACA's Service Center, to one of PLACA's other offices, or to the PLACA representative from whom it was purchased, the Owner will receive a refund equal to the sum of: (i) the Policy Account Value as of the date the returned Policy is received by PLACA at its Service Center or the PLACA representative through whom the Policy was purchased; (ii) any Premium Expense Charges deducted from premiums paid; (iii) any Monthly Deductions charged against the accounts; (iv) any Mortality and Expense Risk charges deducted from the value of the net assets of the Subaccounts; and (v) any advisory fees or other expenses of the Fund. A refund of all premiums paid is made for Policy's delivered in states that require such a refund.

     Free-Look for Increase in Face Amount. Any requested increase in Face Amount is also subject to a Free-Look privilege. The Owner may cancel a requested increase in Face Amount until the latest of: (a) 45 days after the application for the increase is signed; (b) 10 days after the Owner receives the new Policy Schedule pages reflecting the increase; and (c) 10 days after PLACA mails the Notice of Withdrawal Right to the Owner. Upon requesting cancellation of the increase, an amount equal to all cost of insurance charges attributable to the increase plus the Face Amount Increase Charge will be credited to the accounts in the same proportion as they were deducted, unless the Owner requests a refund of such amount.

LOAN PRIVILEGES

     General. The Owner may at any time after the Issue Date borrow money from PLACA using the Policy Account Value as the security for the loan. The Owner may obtain Policy loans in a minimum amount of $500 (or such lesser minimum required in a particular state) but not exceeding the Policy's Net Cash Surrender Value on the date of the loan. While the Insured is living, the Owner may repay all or a portion of a loan and accrued interest.

     Interest Rate Charged. Interest is charged on Policy loans at an effective annual rate of 6%. Interest is due at the end of each Policy Year. If interest is not paid when due, it is added to the loan balance and bears interest at the same rate, beginning 23 days after the Policy Anniversary. Unpaid interest is allocated based on the proportion that the Guaranteed Account Value and the Value of the Subaccounts under a Policy bear to the total unloaned Policy Account Value.

     Allocation of Loans and Collateral. The Owner may specify that PLACA transfer the amount of a Policy loan from specific Subaccounts, but may not request that PLACA transfer this amount from the Guaranteed Account. However if the Owner does not specify Subaccounts, PLACA will allocate the amount of a Policy loan among the Subaccounts and/or the Guaranteed Account based upon the proportion that the value of the Subaccounts and/or the Guaranteed Account Value bear to the total unloaned Policy Account Value at the time the loan is made.

     The collateral for a Policy loan is the loan amount plus accrued interest to the next Policy Anniversary, less interest at an effective annual rate of 4% which is earned to such Policy Anniversary. PLACA will deduct the collateral for the loan from each account based on the allocation described in the preceding paragraph and transfer this amount to the Loan Account. The collateral is recalculated: (a) when loan interest is repaid or added to loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

     Interest Credited to Loan Account. As long as the Policy is in force, PLACA credits the amount in the Loan Account with interest at effective annual rates it determines, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of determination. Loan interest credited is transferred to the Subaccounts or the Guaranteed Account: (a) when loan interest is added to the loaned amount;
(b) when a loan repayment is made; and (c) when a new loan is made. PLACA currently credits 4% interest annually to the amount in the Loan Account until the policy's 10th anniversary or until Attained Age 60, whichever is later, and 5.75% annually thereafter. The tax consequences of a Policy loan after the later of a Policy's 10th anniversary or Attained Age 60 are less clear. Owners should consult a tax adviser with respect to such consequences.

     Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Policy Account Value, the Cash Surrender Value, and Net Cash Surrender Value and may permanently affect the Death Benefit under the Policy. The effect on the Policy Account Value and Death Benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Guaranteed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate is less than the investment experience of assets held in the Subaccounts and interest credited to the Guaranteed Account. The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be. The Death Proceeds will be reduced by the amount of any outstanding Policy loan.

     Loan Repayments. An Owner may repay all or part of a Policy loan at any time while the Insured is alive and the Policy is in force. Unless prohibited by a particular state, PLACA will assume that any payments made while there is an outstanding loan is a loan repayment, unless it receives written instructions that the payment is a premium payment. Repayments up to the amount of the outstanding loan is allocated to the accounts based on the amount of the outstanding loan allocated to each account as of the date of repayment; any repayment in excess of the amount of the outstanding loan will be allocated to the accounts based on the amount of interest due on the portion of the outstanding loan allocated to each account. For this purpose, the amount of the interest due is determined as of the next Policy Anniversary. Failure to repay a loan or to pay loan interest will not cause the Policy to lapse unless the Net Cash Surrender Value on the Policy Processing Day is less than the monthly deduction due. (See "Policy Duration.")

     Tax Considerations. Any loans taken from a Modified Endowment Contract will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Distributions from Policies Classified as Modified Endowment Contracts.") Depending upon the investment performance of the Subaccounts and the amounts borrowed, loans may cause the Policy to lapse. If the Policy is not a Modified Endowment Contract, lapse of the Policy with outstanding loans may result in adverse tax consequences. (See "Distributions from Policies Not Classified as Modified Endowment Contracts.")

SURRENDER PRIVILEGE

     At any time before the earlier of the death of the Insured and the Final Policy Date, the Owner may surrender the Policy for its Net Cash Surrender Value. The Net Cash Surrender Value is determined by PLACA as of the date it receives, at its Service Center, a surrender request signed by the Owner.

Coverage under the Policy will end on the day the Owner mails or otherwise sends the written surrender request to PLACA at the Service Center. A surrender may have adverse federal income tax consequences. (See "Tax Treatment of Policy Benefits.")

PARTIAL WITHDRAWAL PRIVILEGE

     After the first Policy Year, at any time before the earlier of the death of the Insured and the Final Policy Date, the Owner may withdraw a portion of the Policy's Net Cash Surrender Value. The minimum amount which may be withdrawn is $1,500. A withdrawal charge will be deducted from the Policy Account Value. A partial withdrawal will not result in the imposition of surrender charges.

     The Owner may specify that PLACA allocate the withdrawn amount and withdrawal charge from specific Subaccounts but may not request that PLACA allocate this amount from the Guaranteed Account. If the Owner does not specify any Subaccounts, the withdrawn amount and withdrawal charge will be allocated based on the proportion that the Policy Account Value in the Subaccounts and the Guaranteed Account Value bear to the total unloaned Policy Account Value.

     The effect of a partial withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Death Benefit is based on the applicable percentage of Policy Account Value. (See "Death Benefit Options.")

     Option A. The effect of a partial withdrawal on the Face Amount and Death Benefit under Option A can be described as follows:

          If the Death Benefit equals the Face Amount, a partial withdrawal will reduce the Face Amount and the Death Benefit by the amount of the partial withdrawal.

          For the purposes of this illustration (and the following illustrations of partial withdrawals), assume that the Attained Age of the Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for an Insured with an Attained Age under 40.

          Under Option A, a contract with a Face Amount of $300,000 and a Policy Account Value of $30,000 will have a Death Benefit of $300,000. Assume that the policyowner takes a partial withdrawal of $10,000. The partial withdrawal will reduce the Policy Account Value to $19,975
     ($30,000 - $10,000 - $25) and the Death Benefit and Face Amount to $290,000 ($300,000 - $10,000).

          If the Death Benefit immediately prior to the partial withdrawal is based on the applicable percentage of Policy Account Value, the Face Amount will be reduced by an amount equal to the amount of the partial withdrawal. The Death Benefit will be reduced to equal the greater of (a) the Face Amount after the partial withdrawal, and (b) the applicable percentage of the Policy Account Value after deducting the amount of the partial withdrawal and expense charge.

          Under Option A, a policy with a Face Amount of $300,000 and a Policy Account Value of $300,000 will have a Death Benefit of $750,000. Assume that the policyowner takes a partial withdrawal of $49,975. The partial withdrawal will reduce the Policy Account Value to $250,000
     ($300,000 - $49,975 - $25) and the Face Amount to $250,025
     ($300,000 - $49,975). The Death Benefit is the greater of (a) the Face Amount of $250,025 and (b) the applicable percentage of the Policy Account Value $625,000 ($250,000 x 2.5). Therefore, the Death Benefit will be $625,000.

          Any decrease in Face Amount due to a partial withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.

     Option B. The Face Amount will never be decreased by a partial withdrawal. A partial withdrawal will, however, always decrease the Death Benefit.

          If the Death Benefit equals the Face Amount plus the Policy Account Value, a partial withdrawal will reduce the Policy Account Value by the amount of the partial withdrawal and expense charge and thus the Death Benefit will also be reduced by the amount of the partial withdrawal and the expense charge.

          Under Option B, a policy with a Face Amount of $300,000 and a Policy Account Value of $90,000 will have a Death Benefit of $390,000 ($300,000 + $90,000). Assume the policyowner takes a partial withdrawal of $20,000. The partial withdrawal will reduce the Policy Account Value to $69,975
     ($90,000 - $20,000 - $25) and the Death Benefit to $369,975 ($300,000 +
     $69,975). The Face Amount is unchanged.

          If the Death Benefit immediately prior to the partial withdrawal is based on the applicable percentage of Policy Account Value, The Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Policy Account Value after deducting the partial withdrawal and expense charge and (b) the applicable percentage of Policy Account Value after deducting the amount of the partial withdrawal and the expense charge.

          Under Option B, a policy with a Face Amount of $300,000 and a Policy Account Value of $300,000 will have a Death Benefit of $750,000 ($300,000 x 2.5). Assume the policyowner takes a partial withdrawal of $149,975. The partial withdrawal will reduce the Policy Account Value to $150,000 ($300,000 - $149,975 - $25) and the Death Benefit to the greater of (a) the Face Amount plus the Policy Account Value $450,000 ($300,000 + $150,000) and (b) the Death Benefit based on the applicable percentage of the Policy Account Value $375,000 ($150,000 x 2.5). Therefore, the Death Benefit will be $450,000. The Face Amount is unchanged.

     Because a partial withdrawal can affect the Face Amount and the Death Benefit as described above, a partial withdrawal may also affect the Net Amount at Risk which is used to calculate the cost of insurance charge under the Policy. (See "Cost of Insurance.") A request for partial withdrawal may not be allowed if, or to the extent that, such withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a partial withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, PLACA will not allow such partial withdrawal.

     A partial withdrawal of Net Cash Surrender Value may have federal income tax consequences. (See "Tax Treatment of Policy Benefits.")

ACCELERATED DEATH BENEFIT


     Owners residing in states that have approved the Accelerated Death Benefit rider (the "ADB rider") may generally elect to add it to their Policy at any time, subject to PLACA receiving satisfactory additional evidence of insurability. The ADB rider is not yet available in all states and the terms under which it is available may vary from state-to-state. There is no assurance that the ADB rider will be approved in all states or that it will be approved under the terms described herein.



     The ADB rider permits the Owner to receive, at his or her request and upon approval by PLACA, an accelerated payment of part of the Policy's Death Benefit generally when the Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months. For Owners who elected the ADB rider prior to November 13, 2001 (or such other date pursuant to state availability), the ADB rider also permits the Owner to receive this accelerated payment if the Insured has been confined to a Nursing Care Facility for 180 days and is expected to remain in such a facility for the remainder of his or her life.


     There is no charge for adding the ADB rider to a Policy. However, an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit at the time it is paid.

     Tax Consequences of the ADB Rider. The federal income tax consequences associated with adding the ADB rider or receiving the accelerated death benefit are uncertain. Accordingly, Owners should consult a tax adviser before adding the ADB rider to a Policy or requesting an accelerated death benefit.

     Amount of the Accelerated Death Benefit. The ADB rider provides for a minimum accelerated death benefit payment of $10,000 and a maximum benefit payment equal to 75% of the Eligible Death Benefit less 25% of any outstanding policy loans and accrued interest. The ADB rider also restricts the total of the accelerated death benefits paid from all life insurance policies issued to an Owner by PLACA and its subsidiaries to $250,000. This $250,000 maximum may be increased, as provided in the ADB rider, to reflect inflation.

     The term Eligible Death Benefit under the ADB rider means: the Insurance Proceeds payable under a Policy if the Insured died at the time a claim for an accelerated death benefit is approved by PLACA, minus:

          1. any Premium Refund payable at death if the Insured died at such time; and

          2. any insurance payable under the terms of any other rider attached to a Policy.

     An Owner must submit written notice to request the accelerated death benefit. The Owner may only request the accelerated death benefit once, except additional accelerated death benefits may be requested to pay premiums and policy loan interest. There are no restrictions on the Owner's use of the benefit. An Owner may elect to receive the accelerated death benefit payment as a lump sum or in 12 or 24 equal monthly installments. If installments are elected and the Insured dies before all of the payments have been made, the present value (at the time of the Insured's death) of the remaining payments and the remaining Insurance Proceeds under the Policy will be paid to the Beneficiary in a lump sum.


     Conditions for Receipt of the Accelerated Death Benefit. In order to receive an accelerated death benefit payment, a Policy must be in force other than as Extended Term Insurance and an Owner must submit due proof of eligibility and a completed claim form to PLACA at its Home Office. Due proof of eligibility means a written certification (described more fully in the ADB rider) in a form acceptable to PLACA, from a treating physician stating that the Insured has a Terminal Illness or, if applicable, is expected to be permanently confined to a Nursing Care Facility.


     PLACA may request additional medical information from an Owner's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the accelerated death benefit. PLACA will not approve a claim for an accelerated death benefit payment if a Policy is assigned in whole or in part, if the Terminal Illness or Permanent Confinement is the result of intentionally self-inflicted injury or if the Owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit.

     Operation of the ADB Rider. The accelerated death benefit is made in the form of a policy loan up to the amount of the maximum loan available under a Policy at the time the claim is approved, resulting in a policy loan being made in the amount of the requested benefit. This policy loan operates as would any loan under the Policy.

     To the extent that the amount of the requested accelerated death benefit exceeds the maximum available loan amount, the benefit will be advanced to the Owner and a lien will be placed on the Death Benefit payable under the Policy (the "death benefit lien") in the amount of this advance. Interest will accrue daily, at a rate determined as described in the ADB rider, on the amount of this advance and upon the death of the Insured the amount of the advance and accrued interest thereon will be subtracted from the amount of Insurance Proceeds.

     Effect on Existing Policy. The Insurance Proceeds otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any death benefit lien and accrued interest thereon. In addition, if the Owner makes a request for a surrender, a policy loan or a withdrawal, the Policy's Net Cash Surrender Value and Loan Value will be reduced by the amount of any outstanding death benefit lien plus accrued interest. Therefore, depending upon the size of the death benefit lien, this may result in the Net Cash Surrender Value and the Loan Value being reduced to zero.

     Premiums and policy loan interest must be paid when due. However, if requested with the accelerated death benefit claim, future Periodic Planned Premiums and policy loan interest may be paid automatically through additional accelerated death benefits.

     In addition to lapse under the applicable provisions of the Policy, a Policy will also terminate on any Policy Anniversary when the death benefit lien exceeds the Insurance Proceeds at Death.


LONG-TERM CARE BENEFIT



     PLACA offers the following three long-term care benefit riders:



     - Long-Term Care Acceleration Benefit Rider ("LTC Acceleration Rider")



     - Long-Term Care Waiver Benefit Rider ("LTC Waiver Rider")



     - Long-Term Care Extended Insurance Benefit Rider ("LTC Extended Rider")



     If the Owner elects to add the LTC Acceleration Rider to the Policy, the Owner must also add the LTC Waiver Rider, while the Owner may also add the LTC Extended Rider. The Owner cannot elect to add either the LTC Waiver Rider or the LTC Extended Rider alone.



     The riders have conditions that may affect other rights and benefits that the Owner has under the Policy. For example, PLACA restricts the ability of the Owner to allocate premiums and Policy Account Value to the Separate Account while benefits are being paid. In addition, each rider imposes a separate monthly charge that will be deducted from the Policy Account Value as part of the Monthly Deduction.



     Owners residing in states that have approved the Long-Term Care Benefit riders may generally elect to add them to their Policy at any time, subject to PLACA receiving satisfactory additional evidence of insurability. The Long-Term Care Benefit riders are not yet available in all states and the terms under which they are available may vary from state-to-state. There is no assurance that the Long-Term Care Benefit riders will be approved in all states or that they will be approved under the terms described herein.



     These riders may not cover all of the long-term care expenses incurred by the Insured during the period of coverage. Each rider contains specific details that the Owner should review before adding the rider to the Policy. The Owner should consult a tax adviser before adding the LTC Acceleration Rider or the LTC Extended Rider to the Policy.



1.  LONG-TERM CARE ACCELERATION BENEFIT RIDER



     Operation of the Long-Term Care Acceleration Benefit Rider. The LTC Acceleration Rider provides for periodic payments to the Owner of a portion of the Death Benefit if the Insured becomes "chronically ill" so that the Insured:



          (1) Is unable to perform at least 2 activities of daily living without substantial human assistance for a period of at least 90 days due to a loss of functional capacity, or



          (2) Requires substantial supervision to protect the Insured from threats to health and safety due to his or her own severe cognitive impairment.



     Benefits under this rider will not begin until PLACA receives proof that the Insured is chronically ill and 90 calendar days have elapsed since receiving "qualified long-term care service" as defined in the rider, while the Policy was in force (the "elimination period"). The Owner must continue to submit periodic evidence of the Insured's continued eligibility for rider benefits.



     PLACA determines a maximum amount of Death Benefit that PLACA will pay for each month of qualification. This amount, called the "Maximum Monthly Benefit," is the acceleration death benefit, as defined in the rider, divided by the minimum months of acceleration benefits stated in the Policy schedule. The actual amount of any benefit is based on the expense incurred by the Insured, up to the Maximum Monthly Benefit, for qualified long-term care service in a calendar month. Certain types of expenses may be limited to a stated percentage of the Maximum Monthly Benefit. Expenses incurred during the elimination period, however, are excluded from any determination of a benefit.



     Each benefit payment reduces the remaining Death Benefit under the Policy, and causes a proportionate reduction in the Face Amount, Policy Account Value, and Surrender Charge. If the Owner has a Policy loan, PLACA will use a portion of each benefit to repay indebtedness. PLACA will recalculate the Maximum Monthly Benefit if the Owner makes a partial withdrawal of Policy Account Value, and for other events described in the rider.



     Restrictions on Other Rights and Benefits. Before PLACA begins paying any benefits, PLACA will transfer all Policy Account Value from the Separate Account to the Guaranteed Account. In addition, the Owner will not be permitted to transfer Policy Account Value or allocate any additional premiums to the Separate Account while rider benefits are being paid. The Owner's participation in any of the automatic investment plans (such as Dollar-Cost Averaging) will also be suspended during this period. If the Death Benefit on the Policy is Option B, PLACA will change it to Option A.



     If the Insured no longer qualifies for rider benefits, is not chronically ill, and the Policy remains in force, the Owner will be permitted to allocate new premiums or transfer existing Policy Account Value to the Separate Account, and to change the Death Benefit Option. PLACA will waive restrictions on transfers from the Guaranteed Account to the Separate Account in connection with such transfers.



     Charges for the Rider. The LTC Acceleration Rider imposes a monthly charge on the Net Amount at Risk under the Policy. This charge is at a rate that varies based on the age and sex of the Insured, and increases annually as the Insured ages. PLACA may increase the rates for this charge on a class basis. Once PLACA begins to pay benefits, the LTC Acceleration Rider waives this charge until the Insured no longer qualifies for rider benefits and is not chronically ill.



     Termination of the Rider. The rider will terminate when the acceleration death benefit is zero, the Policy terminates, or the Owner requests to terminate the rider.



2.  LONG-TERM CARE WAIVER BENEFIT RIDER



     Operation of the Long-Term Care Waiver Benefit Rider. After the elimination period noted above, the LTC Waiver Rider provides for the payment of monthly premiums (equal on an annual basis to the Minimum Annual Premium specified on the Policy schedule) up to the date specified in the Policy schedule, and the waiver of Monthly Deductions after that date. This rider also provides a residual death benefit. The LTC Waiver Rider is nonseverable from the LTC Acceleration Rider.



     Charges for the Rider. The LTC Waiver Rider imposes a monthly charge on the Net Amount at Risk under the Policy. This charge is at a rate that varies based on the age and sex of the Insured, and increases annually as the Insured ages.



     Termination of the Rider. The LTC Waiver Rider will terminate when the Policy terminates (other than as a result of the complete payment of the Death Benefit through acceleration payments under the LTC Acceleration Rider), the LTC Acceleration Rider terminates (other than as a result of the complete payment of the Death Benefit through acceleration payments), or on the Policy Anniversary when the Insured's Attained Age is 100.



3.  LONG-TERM CARE EXTENDED INSURANCE BENEFIT RIDER



     Operation of the Long-Term Care Extended Insurance Benefit
Rider. Following the full payment of the acceleration death benefit provided under the LTC Acceleration Rider, the LTC Extended Rider provides for periodic reimbursements of expenses incurred for qualified long-term care services, as defined in the rider. There is no new elimination period under this rider if benefits are continuous. The Owner must continue to submit periodic evidence of the Insured's eligibility for rider benefits.



     PLACA determines a maximum amount of benefit that PLACA will pay for each month of qualification. This amount, called the "Maximum Monthly Benefit," is the rider coverage amount divided by the minimum months of acceleration benefits shown on the Policy schedule. The actual amount of any benefit is based on the expense incurred by the Insured, up to the Maximum Monthly Benefit, for qualified long-term care service in a calendar month. Certain types of expenses may be limited to a stated percentage of the Maximum Monthly Benefit. The LTC Extended Rider also offers an optional nonforfeiture benefit and an optional inflation benefit.



     Charges for the Rider. The LTC Extended Rider imposes a monthly charge on the coverage amount of the rider. This charge is level for the duration of the rider and based on the age of the Insured when the rider is issued. If the Owner increases the rider coverage amount, a new charge based on the age of the Insured at that time will apply to the increase. PLACA may increase the rates for this charge on a class basis. Once PLACA begins to pay benefits under the LTC Acceleration Rider, PLACA waives this charge until the Insured no longer qualifies for benefits under the LTC Acceleration Rider or the LTC Extended Rider and is not chronically ill.



     Termination of the Rider. The LTC Extended Rider will terminate when benefits under the rider have been fully paid, when the Policy terminates (other than as a result of the complete payment of the Death Benefit through acceleration payments under the LTC Acceleration Rider), the LTC Acceleration Rider terminates (other than as a result of the complete payment of the Death Benefit through acceleration payments), or the Owner requests to terminate the rider.



4.  TAX CONSEQUENCES ASSOCIATED WITH THE LONG-TERM CARE BENEFIT RIDERS



     PLACA believes that benefits payable under the LTC Acceleration Rider, LTC Waiver Rider and the LTC Extended Rider should be excludable from gross income under the Code. The exclusion of the LTC Acceleration Rider and the LTC Extended Rider benefit payments from taxable income, however, is contingent on each rider meeting specific requirements under the Code. While guidance is limited, PLACA believes that the LTC Acceleration and the LTC Extended Riders should each satisfy these requirements.



     The Owner will be deemed to have received a distribution for tax purposes each time a deduction is made from the Policy Account Value to pay charges for the LTC Acceleration Rider or the LTC Extended Rider. The distribution will generally be taxed in the same manner as any other distribution under the Policy. See "Federal Income Tax Considerations" for a discussion of the taxation of distributions. In addition, the implications to the Policy's continued qualification as a life insurance contract for Federal tax purposes due to any reductions in Death Benefits under the Policy resulting from a benefit payment under the LTC Acceleration Rider are unclear and a tax adviser should be consulted.

                             CHARGES AND DEDUCTIONS

     Charges will be deducted in connection with the Policy to compensate PLACA for (a) providing the insurance benefits set forth in the Policy; (b) administering the Policy; (c) assuming certain risks in connection with the Policy; and (d) incurring expenses in distributing the Policy. In the event that there are any profits from fees and charges deducted under the Policy, including but not limited to mortality and expense risk charges, such profits could be used to finance the distribution of the contracts.

PREMIUM EXPENSE CHARGE

     Prior to allocation of Net Premiums, premiums paid are reduced by a Premium Expense Charge which consists of:

     Premium Tax Charge. Various states and some of their subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state but range from 0% to 4%. A deduction of a percentage of the premium will be made from each premium payment. The applicable percentage will be based on the rate for the Insured's residence. No premium tax charge is deducted in jurisdictions that impose no premium tax.

     Percent of Premium Sales Charge. A 2% of premium charge will be deducted from each premium payment to partially compensate PLACA for the cost of selling the Policy. Currently, PLACA deducts the percent of premium sales charge from each premium payment until the cumulative amount deducted equals PLACA's current maximum premium sales charge. The current maximum sales charge is equal to 20% of one Target Premium established at issue. The Target Premium varies by Issue Age and Sex of the Insured and the Policy's Face Amount at issue. However, if an Owner increases the Face Amount, PLACA will establish a new maximum amount corresponding to the amount of the increase. Premium payments made on or after the effective date of the increase are allocated between the Initial Face Amount and the increase using the ratio of the Guideline Annual Premiums as described under Surrender Charge. However, PLACA reserves the right to deduct the entire 2% charge from each premium payment at any time during the life of the policy.

     Federal Tax Charge. PLACA will deduct 1.25% from each premium payment to cover the cost of federal taxes resulting from its receipt of such premium payment under the Policy. Section 848 of the Code ties PLACA's corporate tax liability (i.e., "tax burden"), in part, to the receipt of such premium payments. PLACA represents that this charge is reasonable in relation to its increased tax burden under Section 848 of the Code. In addition, PLACA reserves the right to change the amount of this charge if the applicable federal tax law changes PLACA's tax burden.

SURRENDER CHARGES

     A Surrender Charge, which consists of a Deferred Administrative Charge and a Deferred Sales Charge, is imposed if the Policy is surrendered or lapses at any time before the end of the 10th Policy Year. A portion of this Surrender Charge will be deducted if the Owner decreases the Initial Face Amount before the end of the 10th Policy Year. An Additional Surrender Charge, which is an Additional Deferred Sales Charge, is imposed if the Policy is surrendered or lapses at any time within 10 years after the effective date of an increase in Face Amount. A portion of an Additional Surrender Charge also is deducted if the related increment of Face Amount is decreased within 10 years after such increase took effect.

     These surrender charges are designed partially to compensate PLACA for the cost of administering, issuing and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records and Policy issue. PLACA does not expect the surrender charges to cover all of these costs. To the extent that they do not, PLACA will cover the short-fall from its general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.

     Deferred Administrative Charge. The Deferred Administrative Charge is as follows:

                                               CHARGE PER $1,000 FACE AMOUNT
                                              --------------------------------
                                                         ISSUE AGES
                                              --------------------------------
                POLICY YEAR                    1-5      15       25      35-80
                -----------                   -----    -----    -----    -----
1-6.........................................  $2.00    $3.00    $4.00    $5.00
7...........................................   1.60     2.40     3.20     4.00
8...........................................   1.20     1.80     2.40     3.00
9...........................................   0.80     1.20     1.60     2.00
10..........................................   0.40     0.60     0.80     1.00
11..........................................      0        0        0        0

     For Issue Ages not shown, the charge increase pro rata for each full year.

     Deferred Sales Charge. The Deferred Sales Charge will not exceed the Maximum Deferred Sales Charge specified in the Policy. During Policy Years 1 through 6, this maximum equals 60% of the Target Premium for the Initial Face Amount. It equals 48% of that premium during Policy Year 7, 36% during Policy Year 8, 24% during Policy Year 9, 12% during Policy Year 10, and 0% during Policy Years 11 and later. The Deferred Sales Charge actually imposed will equal the lesser of this maximum and an amount equal to 28% of all premiums actually received during the first Policy Year up to one Target Premium plus 7% of all other premiums paid to the date of surrender or lapse, less any Deferred Sales Charge previously paid at the time of a prior decrease in Face Amount.

     Additional Deferred Sales Charge. An Additional Deferred Sales Charge is associated with each increase in Face Amount. Each Additional Deferred Sales Charge is calculated in a manner similar to the Deferred Sales Charge associated with the Initial Face Amount. The Maximum Additional Deferred Sales Charge for an increase in Face Amount is 60% of the Target Premium for that increase. This maximum remains level for six years following the effective date of an increase. It equals 48% of that premium during the seventh year, and declines by 12% per year to 0% by the beginning of the 11th year after the effective date of the increase. The Additional Deferred Sales Charge actually deducted is the lesser of this maximum and 28% of premiums received up to the first Target Premium for that increase, during the first twelve months after an increase and 7% of all premiums attributable to that increase thereafter, less any Additional Deferred Sales Charge for such increase previously paid at the time of a decrease in Face Amount.

     Allocation of Policy Account Value and Subsequent Premium Payments. A special method is used to allocate a portion of the existing Policy Account Value to an increase in Face Amount and to allocate subsequent premium payments between the Initial Face Amount and the increase. The Policy Account Value is allocated according to the ratio between the Guideline Annual Premium for the Initial Face Amount and the Guideline Annual Premium for the total Face Amount on the effective date of the increase before any deductions are made. For example, if the Guideline Annual Premium is equal to $4,500 before an increase and is equal to $6,000 after an increase, the Policy Account Value on the effective date of the increase would be allocated 75% ($4,500/$6,000) to the Initial Face Amount and 25% to the increase. Premium payments made on or after the effective date of the increase are allocated between the Initial Face Amount and the increase using the same ratio as is used to allocate the Policy Account Value. In the event that there is more than one increase in Face Amount, Guideline Annual Premiums for each increment of Face Amount are used to allocate Policy Account Values and subsequent premium payments among the various increments of Face Amounts.

     Surrender Charge Upon Decrease in Face Amount. A surrender charge may be deducted on a decrease in Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. If there have been no increases in Face Amount, the fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the Surrender Charge. If more than one Surrender Charge is in effect (i.e., pursuant to one or more increases in Face Amount), the surrender charge will be applied in the following order: (1) the most recent increase followed by (2) the next most recent increases, successively, and (3) the Initial Face Amount. Where a decrease causes a partial reduction in an increase or in the Initial Face Amount, a proportionate share of the Surrender Charge for that increase or for the Initial Face Amount will be deducted.

     Allocation of Surrender Charges. The Surrender Charge and any Additional Surrender Charge will be deducted from the Policy Account Value. For surrender charges resulting from Face Amount decreases, that part of any such surrender charge will reduce the Policy Account Value and will be allocated among the accounts based on the proportion that the value in each of the Subaccounts and the Guaranteed Account Value bear to the total unloaned Policy Account Value.

MONTHLY DEDUCTIONS

     Charges will be deducted from the Policy Account Value on the Policy Date and on each Policy Processing Day to compensate PLACA for administrative expenses and for the insurance coverage provided by the Policy. The Monthly Deduction consists of three components -- (a) the cost of insurance, (b) monthly administrative charges, and (c) the cost of any additional benefits provided by rider. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction may vary in amount from month to month. The Monthly Deduction is deducted from the Subaccounts and the Guaranteed Account in accordance with the allocation percentages for Monthly Deductions chosen by the Owner at the time of application, or as later changed by PLACA pursuant to the Owner's written request. If PLACA cannot make a monthly deduction on the basis of the allocation schedule then in effect, PLACA makes the deduction based on the proportion that the Owner's Guaranteed Account Value and the value in the Owner's Subaccounts bear to the total unloaned Policy Account Value.

     Cost of Insurance. Because the cost of insurance depends upon several variables, the cost for each Policy Month can vary. PLACA will determine the monthly Cost of Insurance Charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy Month.

     The Net Amount at Risk on any Policy Processing Day is the amount by which the Death Benefit exceeds the Policy Account Value. The Net Amount at Risk is determined separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, the Policy Account Value is first considered part of the Initial Face Amount. If the Policy Account Value exceeds the Initial Face Amount, it is considered as part of any increases in Face Amount in the order such increases took effect.

     A cost of insurance is also determined separately for the Initial Face Amount and any increases in Face Amount. In calculating the cost of insurance charge, the rate for the Premium Class on the Policy Date is applied to the Net Amount at Risk for the Initial Face Amount. For each increase in Face Amount, the rate for the Premium Class applicable to the increase is used. If, however, the Death Benefit is calculated as the Policy Account Value times the specified percentage, the rate for the Premium Class for the most recent Face Amount Increase will be used for the amount of the Death Benefit in excess of the total Face Amount.

     Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges paid by the Owner. PLACA expects to profit from Cost of Insurance Charges and may use these profits for any lawful purpose including covering distribution expenses.

     Cost of Insurance Rate. The cost of insurance rate is based on the Attained Age, Sex, Premium Class of the Insured and Duration. The actual monthly cost on insurance rates will be based on PLACA's expectations as to future mortality and expense experience. They will not, however, be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed maximum rates are based on the Insured's Attained Age, Sex, Premium Class, and the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Table. For Policies issued in states which require "unisex" policies (currently Montana) or in conjunction with employee benefit plans, the maximum Cost of

Insurance Charge depends only on the Insured's Age, Premium Class and the 1980 Commissioners Standard Ordinary Mortality Table NB and SB. Any change in the cost of insurance rates will apply to all persons of the same Attained Age, Sex, and Premium Class and Duration.

     Premium Class. The Premium Class of the Insured will affect the cost of insurance rates. PLACA currently places Insureds into standard classes and classes with extra ratings, which reflect higher mortality risks. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance than an Insured in a class with extra ratings. The standard Premium Class is divided into three categories: smoker, nonsmoker and preferred. The preferred Premium Class is only available if the Face Amount equals or exceeds $100,000. Nonsmoking insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers in the same Premium Class. Preferred Insureds will generally incur lower cost of insurance rates than Insureds who are classified as nonsmokers.

     Since the nonsmoker designation is not available for Insureds under Attained Age 21, shortly before an Insured attains age 21, PLACA may notify the Insured about possible classification as a nonsmoker. If the Insured does not qualify as a nonsmoker or does not respond to the notification, cost of insurance rates will remain as shown in the Policy. However, if the insured does respond to the notification and qualifies as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.

     Monthly Administrative Charges. A Monthly Administrative Charge (presently $7.50) is deducted from the Policy Account Value on the Policy Date and each Policy Processing Day as part of the Monthly Deduction. This charge may be increased, but in no event will it be greater than $12 per month. This charge is intended to reimburse PLACA for ordinary administrative expenses expected to be incurred, including record keeping, processing claims and certain Policy changes, preparing and mailing reports, and overhead costs.

     Additional Benefit Charges. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable rider.

FACE AMOUNT INCREASE CHARGE

     If the Face Amount is increased, an increase charge will be deducted from the Policy Account Value on the effective date of such increase. This charge, equal to $100 plus $1.00 per $1,000 of Face Amount increase, will be deducted from the accounts based on the allocation schedule for Monthly Deductions in effect at such time. This charge may be increased, but in no event will it be greater than $100 plus $3.00 per $1,000 Face Amount increase. This charge is intended to reimburse PLACA for administrative expenses in connection with the Face Amount increase, including medical exams, review of the application for the increase, underwriting decisions and processing of the application, and changing Policy records and the Policy.

PARTIAL WITHDRAWAL CHARGE

     A charge of $25 will be deducted from the Policy Account Value for each partial withdrawal of Net Cash Surrender Value. This charge is intended to compensate PLACA for the administrative costs in effecting the requested payment and in making all calculations which may be required by reason of the partial withdrawal.

TRANSFER CHARGE

     After twelve transfers have been made in any Policy Year, a transfer charge of $25 will be deducted for each transfer during the remainder of such Policy Year to compensate PLACA for the costs of processing such transfers.

     The transfer charge will be deducted from the amount being transferred. The transfer charge will not apply to transfers resulting from Policy loans, Automatic Asset Rebalancing, Dollar-Cost Averaging, the exercise of special transfer rights and the initial reallocation of account values from the Money Market

Subaccount to other Subaccounts. These transfers will not count against the twelve free transfers in any Policy Year.

MORTALITY AND EXPENSE RISK CHARGE

     A daily charge will be deducted from the value of the net assets of the Separate Account to compensate PLACA for mortality and expense risks assumed in connection with the Policy. This charge will be deducted at an annual rate of 0.65% (or a daily rate of 0.001781%) of the average daily net assets of each Subaccount. This charge may be increased, but in no event will it be greater than an annual rate of 0.90% of the average daily net assets of the Separate Account. The mortality risk assumed by PLACA is that Insureds may live for a shorter time than projected and, therefore, greater death benefits than expected will be paid in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges provided in the Policy.

     If the Mortality and Expense Risk Charge proves insufficient, PLACA will provide for all death benefits and expenses and any loss will be borne by PLACA. Conversely, PLACA will realize a gain from this charge to the extent all money collected from this charge is not needed to provide for benefits and expenses under the Policies.

OTHER CHARGES

     The Subaccounts purchase shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. The fees and expenses for the Funds and their Portfolios are described briefly in connection with a general description of each Fund. More detailed information is contained in the Funds' Prospectuses which are attached to or accompany this Prospectus.

                             THE GUARANTEED ACCOUNT

     An Owner may allocate some or all of the Net Premiums and transfer some or all of the Policy Account Value to the Guaranteed Account, which is part of PLACA's General Account and pays interest at declared rates guaranteed for each calendar year (subject to a minimum guaranteed interest rate of 4%). The principal, after deductions, is also guaranteed. PLACA's General Account supports its insurance and annuity obligations. The Guaranteed Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Guaranteed Account nor PLACA's General Account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither PLACA's General Account, the Guaranteed Account, nor any interest therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts which are included in this Prospectus are for prospective Owners' information and have not been reviewed by the SEC. However, such disclosures may be subject to certain general applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     The portion of the Policy Account Value allocated to the Guaranteed Account will be credited with rates of interest, as described below. Since the Guaranteed Account is part of PLACA's General Account, PLACA assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to PLACA's general liabilities from business operations.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

     The Guaranteed Account Value is guaranteed to accumulate at a minimum effective annual interest rate of 4%. PLACA will credit the Guaranteed Account Value with current rates in excess of the minimum guarantee but is not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since PLACA, in its sole discretion, anticipates changing the current interest rate from time to time, different allocations to and from the Guaranteed Account will be credited with different current interest rates. The interest rate to be credited to each amount allocated or transferred to the Guaranteed Account will apply to the end of the calendar year in which such amount is received or transferred. At the end of the calendar year, PLACA reserves the right to declare a new current interest rate on such amount and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Guaranteed Account on that date). The rate declared on such amount and accrued interest thereon at the end of each calendar year will be guaranteed for the following calendar year. Any interest credited on the amounts in the Guaranteed Account in excess of the minimum guaranteed rate of 4% per year will be determined in the sole discretion of PLACA. The Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Amounts deducted from the Guaranteed Account for partial withdrawals, Policy loans, transfers to the Separate Account, Monthly Deductions or other changes are currently, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

     PLACA reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum or shorten the period for which the interest rate applies to less than a calendar year (except for the year in which such amount is received or transferred).

     Calculation of Guaranteed Account Value. The Guaranteed Account Value at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred or withdrawn from it.

     Interest will be credited to the Guaranteed Account on each Policy Processing Day as follows: for amounts in the account for the entire Policy Month, from the beginning to the end of the month; for amounts allocated to the account during the prior Policy Month, from the date the Net Premium or loan repayment is allocated to the end of the month; for amounts transferred to the account during the Policy Month, from the date of transfer to the end of the month; and for amounts deducted or withdrawn from the account during the prior Policy Month, from the beginning of the month to the date of deduction or withdrawal.

     Surrenders and partial withdrawals from the Guaranteed Account may be delayed for up to six months. (See "Payment of Policy Benefits.")

TRANSFERS FROM GUARANTEED ACCOUNT

     Within 30 days prior to or following any Policy Anniversary, one transfer is allowed from the Guaranteed Account to any or all of the Subaccounts. The amount transferred from the Guaranteed Account may not exceed 25% of the value of such account if the value of such account exceeds $1,000 or, if less, then the entire Guaranteed Account Value may be transferred on the applicable Policy Anniversary. If the request for such transfer is received within 30 days prior to the Policy Anniversary, the transfer will be made as of the Policy Anniversary; if the request is received within 30 days after the Policy Anniversary, the transfer will be made as of the date PLACA receives the written request at its Administrative Office.

                            OTHER POLICY PROVISIONS

BENEFIT PAYABLE ON FINAL POLICY DATE

     If the Insured is living on the Final Policy Date (at Insured's Attained Age 100), PLACA will pay the Owner the Policy Account Value less any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Final Policy Date.

PAYMENT OF POLICY BENEFITS

     Insurance Proceeds under a Policy will ordinarily be paid to the Beneficiary within seven days after PLACA receives proof of the Insured's death at its Administrative Office and all other requirements are satisfied. Insurance Proceeds will be paid in a single sum unless an alternative settlement option has been selected.

     If Insurance Proceeds are payable in a single sum, interest at the annual rate of 3% or any higher rate declared by PLACA or required by law is paid on the Insurance Proceeds from the date of death until payment is made.

     Any amounts payable as a result of surrender, partial withdrawal, or Policy loan will ordinarily be paid within seven days of receipt of the payment request at PLACA's Administrative Office in a form satisfactory to PLACA.

     Generally, the amount of a payment from the Separate Account will be determined as of the date of receipt by PLACA of all required documents. However, PLACA may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which: (1) the disposal or valuation of a Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or (2) the SEC by order permits postponement of such actions for the protection of PLACA policyholders. As to amounts allocated to the Guaranteed Account, PLACA may defer payment of any withdrawal or surrender of Net Cash Surrender Value and the making of a loan for up to six months after PLACA receives a request at its Administrative Office. PLACA will allow interest, at a rate of 3% a year, on any payment PLACA defers for 30 days or more as described above.

     The Owner may decide the form in which proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the Insurance Proceeds to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Net Cash Surrender Value and for payment of the Policy Account Value on the Final Policy Date. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Insurance Proceeds in a lump sum or under a Settlement Option. If the Beneficiary is changed, any prior arrangements with respect to the Payment Option will be canceled.

THE POLICY

     The Policy and the application(s) attached thereto are the entire contract. Only statements made in the applications can be used to void the Policy or deny a claim. PLACA assumes that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. PLACA relies on those statements when it issues or changes a Policy. Only the President or a Vice President of PLACA can agree to change or waive any provisions of the Policy and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

OWNERSHIP

     The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by PLACA. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided.

BENEFICIARY

     The Beneficiary is designated in the application for the Policy, unless thereafter changed by the Owner during the Insured's lifetime by written notice to PLACA. Any Insurance Proceeds for which there is not a designated Beneficiary surviving at the Insured's death are payable in a single sum to the Insured's executors or administrators.

CHANGE OF OWNER OR BENEFICIARY

     As long as the Policy is in force, the Owner or Beneficiary may be changed by written request in a form acceptable to PLACA. If two or more persons are named as Beneficiaries, those surviving the Insured will share the Insurance Proceeds equally, unless otherwise stated. The change will take effect as of the date it is signed, whether or not the Insured is living when the request is received by PLACA. PLACA will not be responsible for any payment made or action taken before it receives the written request. A change in the Policy's ownership may have federal income tax consequences. (See "Tax Treatment of Policy Benefits.")

TELEPHONE, FAX, AND E-MAIL REQUESTS

     In addition to written requests, PLACA may accept telephone, fax, and e-mail instructions from the Owner or an authorized third party regarding transfers, Dollar-Cost Averaging, Automatic Asset Rebalancing, loans (excluding 403(b) plans), exercise of the Special Transfer Right, and Partial Withdrawals (fax and e-mail only), provided the appropriate election has been made at the time of application or proper authorization is provided to PLACA. PLACA reserves the right to suspend telephone, fax, and/or e-mail privileges at any time for any class of policies, for any reason.

     PLACA will employ reasonable procedures to confirm that instructions communicated by telephone, fax, or e-mail are genuine, and if PLACA follows such procedures, it will not be liable for any losses due to authorized or fraudulent instructions. PLACA, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures PLACA will follow for telephone, fax, and e-mail transactions include requiring some form of personal identification prior to acting on instructions, providing written confirmation of the transaction, and making a tape-recording of any instructions given by telephone.

     Telephone, fax, and e-mail may not always be available. Any telephone, fax, or computer system, whether it is the Owner's, the Owner's service provider's or agent's, or PLACA's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the processing of a request. Although PLACA has taken precautions to help its systems handle heavy use, PLACA cannot promise complete reliability under all circumstances. If problems arise, the request should be made by writing to the Service Center.

SPLIT DOLLAR ARRANGEMENTS

     The Owner or Owners may enter into a Split Dollar Arrangement between each other or another person or persons whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., Net Cash Surrender Value or Policy Proceeds) are split between the parties. There are different ways of allocating such rights.

     For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Net Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Proceeds in excess of the Net Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the Death Proceeds the amount which he would have been entitled to receive upon surrender of the policy and the employee's Beneficiary would receive the balance of the proceeds.

     No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on PLACA unless in writing and received by PLACA. The IRS has recently issued guidance regarding the tax treatment of split dollar arrangements.

     The parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

PROTECTION OF PROCEEDS

     Beneficiaries generally may not pledge or otherwise encumber or alienate payments under this Policy before they are due.

ASSIGNMENTS

     The Owner may assign any and all rights under the Policy. No assignment binds PLACA unless in writing and received by PLACA at it's Administrative Office. PLACA assumes no responsibility for determining whether an assignment is valid and the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A Beneficiary may not commute, encumber, or alienate Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee. To the extent permitted by applicable laws, no right or benefit under the Policy will be subject to claims of creditors, except as may be provided by assignment.

MISSTATEMENT OF AGE AND SEX

     If the Insured's age or sex has been misstated in the application, the Death Benefit and any benefits provided by riders will be such as the most recent Monthly Deductions would have provided at the correct age and sex. No adjustment will be made to the Policy Account Value.

SUICIDE

     In the event of the Insured's suicide within two years from the Issue Date of the Policy (except where state law requires a shorter period) PLACA's liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any partial withdrawals.

     If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Death Benefit, the amount which PLACA will pay with respect to the increase will be the Monthly Deductions for the cost of insurance attributable to such increase and the expense charge for the increase.

CONTESTABILITY

     PLACA has the right to contest the validity of a Policy based on material misstatements made in the application for the Policy or a change. However, PLACA will not contest the Policy (or any change) after it (or the change) has been in force during the Insured's lifetime for two years from the Policy Issue Date.

SETTLEMENT OPTIONS

     In lieu of a single sum payment on death or surrender, an election may be made to apply the proceeds under any one of the fixed-benefit Settlement Options provided in the Policy. A guaranteed interest rate of 3% per year applies to the options listed below. Additional interest may be declared each year by PLACA in its sole discretion. We may also agree to other arrangements, including those that offer check-writing capabilities with non-guaranteed interest rates. Please refer to the Policy for more details. As part of PLACA's General Account assets, Settlement Options proceeds may be subject to claims of creditors.

     Proceeds at Interest Option. Left on deposit to accumulate with PLACA with interest payable at 12, 6, 3, or 1 month intervals, as elected at a rate of at least 3% per year.

     Installments of a Specified Amount Option. Payable in equal installments of the amount elected with PLACA's consent at 12, 6, 3, or 1 month intervals, as elected until proceeds applied under the Option and interest on the unpaid balance at 3% per year and any additional interest are exhausted.

     Installments for a Specified Period Option. Payable in the number of equal monthly installments set forth in the election. Payments may be increased by additional interest which would increase the installments certain. The guaranteed interest rate is 3% per year.

     Life Income Option. Payable in equal monthly installments during the payee's life. Payments will be made either with or without a guaranteed minimum number. If there is to be a minimum number of payments, they will be for either 120 or 240 months or until the proceeds applied under the Option are exhausted, as elected.

     Joint and Survivor Life Income. Payable in equal monthly installments, with a number of installments certain, during the joint lives of the payee and one other person and during the life of the survivor. The minimum number of payments will be for either 120 or 240 months, as elected.

                             SUPPLEMENTARY BENEFITS


     In addition to the ADB rider and Long-Term Care Benefit riders, the following riders offer other supplementary benefits. Most are subject to various age and underwriting requirements and, unless otherwise indicated, must be purchased when the Policy is issued. The cost of each rider is included in the monthly deduction.


     Disability Waiver Benefit. A Disability Waiver Benefit rider provides that in the event of the Insured's total disability before Attained Age 60 and continuing for at least six months, PLACA will apply a premium payment to the Policy on each Policy Processing Day during the first three Policy Years (the amount of the payment will be based on the Minimum Annual Premium). PLACA will also waive all monthly deductions after the commencement of and during the continuance of such total disability after the first three Policy Years.

     Disability Waiver of Premium Benefit. A Policy may include the Disability Waiver of Premium Benefit rider that provides that, in the event of the Insured's total disability before Attained Age 60 and continuing for at least 180 days, PLACA will apply a premium payment to the Policy on each Policy Processing Day prior to Insured's Attained Age 65 and while the Insured remains totally disabled.

     At the time of application, a monthly benefit amount is selected by the Owner. This amount is generally intended to reflect the amount of the premiums expected to be paid monthly. In the event of Insured's total disability the amount of the premium payment applied on each Policy Processing Day will be the lesser of: (a) the monthly benefit amount; or (b) the monthly average of the premium payments less partial withdrawals for the Policy since its Policy Date. An Owner cannot elect this rider and another disability waiver benefit rider with the same Policy.

     Change of Insured. A Change of Insured rider permits the Owner to change the Insured, subject to certain conditions and evidence of insurability. The Monthly Deduction for the cost of insurance is adjusted to that for the New Insured as of the effective date of the change.

     Children's Term Rider. A Children's Term Insurance rider provides level term insurance on each insured child until the earlier of age 25 of the child or the Policy Anniversary nearest the Insured's 65th birthday. When the term insurance expires on the life of an insured child, it may be converted without evidence of insurability to a whole life policy providing a level face amount of insurance and a level premium. The new policy may be up to five times the amount of the term insurance.

     The rider is issued to provide between $5,000 and $15,000 of term insurance on each insured child. Each insured child under a rider will have the same amount of insurance. This rider must be selected at the time of application for the Policy or an increase in Face Amount.

     Other Insured Convertible Term Life Insurance. An Other Insured Convertible Term Life Insurance rider provides additional term insurance on an insured other than the Insured, on whom the Insured has an insurable interest. This rider will terminate at the earlier of attained age 100 of the Other Insured or at the termination or maturity of the Policy. If the Policy is extended by the Final Policy Date Extension rider, the Convertible Term Life Insurance rider will terminate on the original maturity date.

     Final Policy Date Extension. A Final Policy Date Extension rider extends the Final Policy Date of a Policy 20 years from the original Final Policy Date. It may only be added on or after the anniversary nearest the younger insured's 90th birthday. There is no charge for adding this rider. The death benefit after the original Final Policy Date will be the Policy Account Value. All other riders attached and in effect on the original Final Policy Date will terminate on the original Final Policy Date.

     The tax consequences of (1) adding a Final Policy Date Extension rider to the Policy, and (2) the Policy continuing in force after the Insured's 100th birthday are uncertain. Prospective Owners and Owners considering the addition of a Final Policy Date Extension to a Policy should consult their own legal or other advisers as to such consequences.

                       FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon PLACA's understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY


     In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. The manner in which these requirements are to be applied to certain features of the Policy is not directly addressed by the Code, and there is limited guidance as to how these requirements are to be applied. Nevertheless, PLACA anticipates that a Policy should satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code, however, there is some uncertainty about the application of these requirements to the Policy, particularly if the Owner pays the full amount of premiums permitted under the Policy. In addition, if you elect the Accelerated Death Benefit Rider, LTC Accelerated Rider, or LTC Extended Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made are unclear. Please consult a tax adviser on these consequences. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.


     In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and the Policy Account Value and the narrow investment objective of certain Portfolios, have not been explicitly addressed in published rulings. While PLACA believes that the Policies do not give Owners investment control over Separate Account assets, PLACA reserves the right to modify the Policies as necessary to prevent an Owner from being treated as the owner of the Separate Account assets supporting the Policy.

     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     In General. PLACA believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary.

     Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax adviser should be consulted on these consequences.

     Generally, the Owner will not be deemed to be in constructive receipt of the Policy Account Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years or seven years following a material change to the Policy. Certain changes in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A reduction in the Death Benefit at any time below the lowest level of Death Benefit payable during the first seven Policy years could cause the Policy to become a Modified Endowment Contract. A current or prospective Owner should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

     - All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

     - Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in same manner as surrenders and withdrawals.

     - A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

     If a Policy becomes a Modified Endowment Contract, distributions that occur during the contract year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

     Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans after the later of the Policy's 10th anniversary or Attained Age 65 is less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     Investment in the Policy. The Owner's investment in the Policy is generally the aggregate premium payments. When a distribution is taken from the Policy, the Owner's investment in the Policy is reduced by the amount of the distribution that is tax-free.

     Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, an Owner should consult a tax adviser as to the tax consequences.

     Multiple Policies. All Modified Endowment Contracts that are issued by PLACA (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

     Accelerated Death Benefit Rider. The Federal income tax consequences associated with the Accelerated Death Benefit rider are uncertain. Owners should consult a qualified tax adviser about the consequences of requesting payment under this rider.


     Long-Term Care Benefit Riders. For a discussion of the tax consequences associated with the Long-Term Care Benefit riders offered under the Policy, see "Long-Term Care Benefit."


SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS

     If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the Federal, state and estate tax consequences could differ. A competent tax adviser should be consulted in connection with such a purchase.

     The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. PLACA reports this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy Account Value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

SPECIAL RULES FOR SECTION 403(b) ARRANGEMENTS

     If a Policy is purchased in connection with a section 403(b) tax-sheltered annuity program, the "Special Rules for Pension and Profit-Sharing Plans" discussed above may be applicable. In addition, premiums, distributions and other transactions with respect to the Policy must be administered, in coordination with the section 403(b) annuity, to comply with the requirements of section 403(b) of the tax law. A competent tax adviser should be consulted.

BUSINESS USES OF THE POLICY

     Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If an Owner is purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, he or she should consult a qualified tax adviser. The Internal Revenue Service has also recently issued new guidance on split dollar insurance plans. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

OTHER TAX CONSIDERATIONS

     The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have a generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

ALTERNATIVE MINIMUM TAX

     There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

PLACA'S TAXES

     Under current Federal income tax law, PLACA is not taxed on the Separate Account's operations. Thus, currently PLACA does not deduct charges from the Separate Account for its Federal income taxes. PLACA reserves the right to charge the Separate Account for any future Federal income taxes that it may incur.

     Under current laws in several states, PLACA may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, PLACA may deduct charges for such taxes.

           POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

     Policies may be acquired in conjunction with employee benefit plans ("EBS Policies"), including the funding of qualified pension plans meeting the requirements of Section 401 of the Code. For EBS Policies, the maximum mortality rates used to determine the monthly Cost of Insurance Charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Premium Class. (See "Monthly Deductions.") Illustrations reflecting the premiums and charges for EBS Policies will be provided upon request to purchasers of such Policies. There is no provision for misstatement of sex in the EBS Policies. Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See "Settlement Options.")

              LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

     In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this Prospectus other than Policies issued in states which require "unisex" policies (currently Montana) and EBS Policies, are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an EBS Policy is appropriate.

                                 VOTING RIGHTS

     All of the assets held in the Subaccounts of the Separate Account will be invested in shares of corresponding portfolios of the Funds. The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund. PLACA is the legal owner of Fund shares and as such has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, PLACA will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions received from Owners. Fund shares held in each Subaccount for which no timely instructions from policyowners are received will be voted by PLACA in the same proportion as those shares in that Subaccount for which instructions are received.

     Each Owner having a voting interest will be sent proxy material and a form for giving voting instructions. Owners may vote, by proxy or in person, only as to the Portfolios that correspond to the Subaccounts in which their Policy values are allocated. The number of shares held in each Subaccount attributable to a Policy for which the Owner may provide voting instructions will be determined by dividing the Policy's value in that account by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. Fractional shares will be counted. For each share of a Portfolio for which Owners have no interest, PLACA will cast votes, for or against any matter, in the same proportion as Owners vote.

     If required by state insurance officials, PLACA may disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment adviser of one or more of the Portfolios. In addition, PLACA may disregard voting instructions in favor of changes initiated by an Owner or the Fund's Board of Directors provided that PLACA's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purposes, and the effect the change would have on PLACA. If PLACA does disregard voting instructions, it will advise Owners of that action and its reasons for such action in the next semi-annual report to Owners.

                               STANDARD & POOR'S

     "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by PLACA and the Market Street Fund ("Market Street"). Neither the Policy nor the Equity 500 Index Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").

     S&P makes no representation or warranty, express or implied, to the owners of the Policy and the Equity 500 Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Policy and the Equity 500 Index Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to PLACA and Market Street is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to PLACA, Market Street, the Policy, or the Equity 500 Index Portfolio. S&P has no obligation to take the needs of PLACA, Market Street, or the owners of the Policy or the Equity 500 Index Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the Equity 500 Index Portfolio or the timing of the issuance or sale of the Policy or the Equity 500 Index Portfolio or in the determination or calculation of the equation by which the Policy or the Equity 500 Index Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy or the Equity 500 Index Portfolio.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PLACA, MARKET STREET, OWNERS OF THE POLICY AND THE EQUITY 500 INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                 CHANGES TO THE SEPARATE ACCOUNT AND THE FUNDS

CHANGES TO SEPARATE ACCOUNT OPERATIONS

     The voting rights described in this Prospectus are created under applicable Federal securities laws and regulations. If these laws or regulations change to eliminate the necessity to solicit voting instructions from Owners or restrict such voting rights, PLACA reserves the right to proceed in accordance with any such changed laws or regulations.

     PLACA also reserves the right, subject to compliance with applicable law, including approval of Owners, if so required: (1) to transfer assets supporting the Policies from one Subaccount to another or from the Separate Account to another separate account, (2) to create additional separate accounts, (3) to create Subaccounts from, or combine or remove Subaccounts from the Separate Account or other separate accounts, or to combine any two or more Subaccounts,
(4) to operate one or more of the Subaccounts as a management investment company under the 1940 Act, or in any other form permitted by law, (5) to deregister the unit investment trust under the 1940 Act; and (6) to modify the provisions of the Policies to comply with applicable laws.

CHANGES TO AVAILABLE PORTFOLIOS

     It is possible that PLACA may determine that one or more of the Portfolios may become unsuitable for investment by the corresponding Subaccount because of a change in investment policy, or a change in the tax laws, or because the shares or units are no longer available for investment or for any other reasonable cause. In that event, PLACA may seek to substitute the shares of another Portfolio or of a Portfolio of a Fund not currently available under the Policies. If required by law, the approval of the SEC and possibly one or more state insurance departments would be obtained.

     Each of the Funds sells its shares to the Separate Account in accordance with the terms of a participation agreement between it and PLACA. The termination provisions of those agreements vary. Should an agreement between PLACA and a Fund terminate, the Separate Account will not be able to purchase additional shares of that Fund. In that event, Owners would no longer be able to allocate Policy Account Value or Net Premium Payments to Subaccounts investing in Portfolios of that Fund. Additionally, in certain circumstances, it is possible that a Fund may refuse to sell its shares to the Separate Account despite the fact that the participation agreement between the Fund and PLACA has not been terminated. In such an event, PLACA will not be able to honor requests of Owners to allocate their Policy Account Value or Net Premium Payments to Subaccounts investing in shares of Portfolios of that Fund.

PLACA'S EXECUTIVE OFFICERS AND DIRECTORS

     PLACA is governed by a board of directors. The following table sets forth the name, address, and principal occupation during the past 5 years of each of PLACA's executive officers and directors. Unless otherwise noted, each person's principal business address is c/o Provident Mutual Life Insurance Company, 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312.

                   BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

NAME                    POSITION WITH PLACA          PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----                    -------------------          ----------------------------------------
Robert W. Kloss        Director and President    1996 to present -- President and Chief Executive
                                                 Officer of Provident Mutual Life Insurance
                                                 Company; 1999 to present -- Chairman of the
                                                 Board of Provident Mutual Life Insurance
                                                 Company; 1994 to 1996 -- President and Chief
                                                 Operating Officer of Provident Mutual Life
                                                 Insurance Company
James D. Kestner       Director                  1994 to present -- Vice President of Provident
                                                 Mutual Life Insurance Company

NAME                    POSITION WITH PLACA          PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----                    -------------------          ----------------------------------------
Sarah C. Lange         Director                  2000 to present -- Senior Vice President and
                                                 Chief Investment Officer of Provident Mutual
                                                 Life Insurance Company; 1983 to 2000 -- Vice
                                                 President and Chief Investment Officer of
                                                 Provident Mutual Life Insurance Company
Alan F. Hinkle         Director, Vice            1996 to present -- Executive Vice President and
                       President and Actuary     Chief Actuary of Provident Mutual Life Insurance
                                                 Company; 1974 to 1996 -- Vice President and
                                                 Individual Actuary of Provident Mutual Life
                                                 Insurance Company
Joan C. Tucker*        Director and              1996 to present -- Executive Vice President,
                       Vice President            Corporate Operations of Provident Mutual Life
                                                 Insurance Company; 1996 -- Senior Vice
                                                 President, Insurance Operations of Provident
                                                 Mutual Life Insurance Company; 1993 to
                                                 1996 -- Vice President Individual Insurance
                                                 Operations at Provident Mutual Life Insurance
                                                 Company
Mary Lynn Finelli      Director and Vice         1996 to present -- Executive Vice President and
                       President                 Chief Financial Officer of Provident Mutual Life
                                                 Insurance Company; 1986 to 1996 -- Vice
                                                 President and Controller of Provident Mutual
                                                 Life Insurance Company
Mehran Assadi*         Director                  1998 to present -- Executive Vice President and
                                                 Chief Information Officer of Provident Mutual
                                                 Life Insurance Company; 1982 to 1998 -- Vice
                                                 President, Technology and Business Development
                                                 of St. Paul Company
Linda M. Springer      Director                  2000 to present -- Senior Vice President and
                                                 Controller of Provident Mutual Life Insurance
                                                 Company; 1996 to 2000 -- Vice President and
                                                 Controller of Provident Mutual Life Insurance
                                                 Company; 1995 to 1996 -- Assistant Vice
                                                 President and Actuary of Provident Mutual Life
                                                 Insurance Company
Scott V. Carney        Vice President and        1996 to present -- Vice President and Actuary of
                       Actuary                   Provident Mutual Life Insurance Company; 1995 to
                                                 1996 -- Assistant Vice President and Actuary of
                                                 Provident Mutual Life Insurance Company
Stephen L. White       Vice President and        1995 to present -- Vice President and Actuary of
                       Actuary                   Provident Mutual Life Insurance Company
Michael Funck          Financial Reporting       1999 to present -- Assistant Vice President,
                       Officer                   Financial Reporting and Analysis of Provident
                                                 Mutual Life Insurance Company;
                                                 1999 -- Controller, TIG Insurance Group; 1997 to
                                                 1998 -- Assistant Controller, TIG Insurance
                                                 Group; 1996 to 1997 -- Senior Finance Manager,
                                                 TIG Insurance Group; 1996 -- Controller, TIG
                                                 Excess and Surplus Lines, Inc.
Rosanne Gatta          Treasurer                 1994 to present -- Vice President and Treasurer
                                                 of Provident Mutual Life Insurance Company

---------------
* The address is 300 Continental Drive, Newark, Delaware 19713

     PLACA holds the Separate Account's assets physically segregated and apart from the general account. PLACA maintains records of all purchases and sale of portfolio shares by each of the Subaccounts. A fidelity bond in the amount of $10 million per occurrence and $20 million in the aggregate covering PLACA's officers and employees has been issued by Travelers Casualty and Surety Company of America.

                            DISTRIBUTION OF POLICIES

     Applications for the Policies are solicited by agents who are licensed by state insurance authorities to sell PLACA's variable life insurance policies, and who are also registered representatives of 1717 Capital

Management Company ("1717") or registered representatives of broker/dealers who have Selling Agreements with 1717 or registered representatives of broker/dealers who have Selling Agreements with such broker/dealers. 1717, whose address is Christiana Executive Campus, P.O. Box 15626, Wilmington, Delaware 19850, is a registered broker/dealer under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD"). 1717 was organized under the laws of Pennsylvania on January 22, 1969 and is an indirect wholly-owned subsidiary of PMLIC. 1717 acts as the principal underwriter of the Policies (as well as other variable life policies) pursuant to an Underwriting Agreement to which the Accounts, 1717 and PLACA are parties. 1717 retains no compensation as principal underwriter of the Policies. 1717 is also the principal underwriter of variable annuity contracts issued by PLACA and variable life and annuity contracts issued by PMLIC.

     PLACA pays sales commissions for the sale of the Policies. Under PLACA's distribution agreement with 1717, PLACA may pay the following sales expenses; general agent and agency manager's compensation; agents' training allowances; deferred compensation and insurance benefits of agents, general agents, and agency managers; advertising expenses; and all other expenses of distributing the Policies. PLACA also pays for 1717's operating and other expenses. Commissions payable to registered representatives of a broker-dealer having a selling agreement with 1717, and/or to registered representatives of a broker-dealer having a selling agreement with these broker-dealers, may be paid to such broker-dealers on behalf of their registered representatives; these broker-dealers may retain a portion of the commissions. PLACA may pay additional compensation to these broker-dealers and/or reimburse them for portions of Policy sales expenses. Their registered representatives may receive a portion of the expense reimbursement allowance paid to these broker-dealers.

     The insurance underwriting and the determination of a proposed Insured's Premium Class and whether to accept or reject an application for a Policy is done by PLACA. PLACA will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the Free-Look provision.

     Agents are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 81% of the premiums paid up to a target amount (used only to determine commission payments) and 2% of the premiums paid in excess of that amount. Agent commissions will not be more than 2% of premiums paid for Policy Year 2 through 10 and for years 11 and later, 0% of the premiums paid. However, for each premium received within 10 years following an increase in Face Amount, agent commissions on the premium paid up to the target amount for the increase in each year will be calculated using the commission rates for the corresponding Policy Year. Agents may also receive annual renewal compensation of up to 0.25% of the unloaned Policy Account Value, depending upon the circumstances. The annual renewal compensation will be computed on the Policy Anniversary beginning at the end of the second Policy Year. Agents may also receive expense allowances or bonuses. The agent may be required to return the first year commission less the deferred sales charge imposed if a Policy is not continued through the first Policy Year.

     Because registered representatives who sell the Policies are also PLACA's life insurance agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that PLACA offers, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services. In some circumstances and to the extent permitted by applicable regulatory requirements, 1717 may also reimburse certain sales and marketing expenses or pay other forms of special compensation to selling broker-dealers.

     PLACA intends to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to Policy Owners or the Separate Account.

     PLACA offers the Policies to the public on a continuous basis and anticipates continuing to offer the Policies, but reserves the right to discontinue the offering.

                                 POLICY REPORTS

     At least once each Policy Year a statement will be sent to the Owner describing the status of the Policy, including setting forth the Face Amount, the current Death Benefit, any Policy loans and accrued interest, the current Policy Account Value, the Guaranteed Account Value, the Loan Account Value, the value in each Subaccount, premiums paid since the last report, charges deducted since the last report, any partial withdrawals since the last report, and the current Net Cash Surrender Value. At the present time, PLACA plans to send these Policy Statements on a quarterly basis. In addition, a statement will be sent to an Owner showing the status of the Policy following the transfer of amounts from one Subaccount to another (excluding automatic rebalancing of Policy Account Value), the taking a loan, a repayment of a loan, a partial withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan). An Owner may request that a similar report be prepared at other times. PLACA may charge a reasonable fee for such requested reports and may limit the scope and frequency of such requested reports.

     An Owner will be sent a semi-annual report containing the financial statements of each Portfolio in which he or she is invested.

                                STATE REGULATION

     PLACA is subject to regulation and supervision by the Insurance Department of the State of Delaware which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. A copy of the Policy form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Policies are sold. PLACA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

                                STATE VARIATIONS

     Any state variations in the Policy are covered in a special policy form for use in that state. This prospectus provides a general description of the Policy. An Owner's actual policy and any endorsements or riders are the controlling documents. To review a copy of his or her policy and its endorsements and riders, if any, the Owner should contact PLACA's Service Center.

                               LEGAL PROCEEDINGS

     PMLIC and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, PMLIC and PLACA believe that as of the date of this Prospectus there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account, PLACA or PMLIC.

                                    EXPERTS

     The Financial Statements listed on Page F-1, have been included in this Prospectus, in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

     Actuarial matters included in the Prospectus have been examined by Scott V. Carney, FSA, MAAA, Vice President and Actuary of PMLIC, as stated in his opinion filed as an exhibit to the Registration Statement.

                                 LEGAL MATTERS

     Sutherland Asbill & Brennan LLP, of Washington, D.C. has provided advice relating to certain aspects of federal securities law applicable to the issue and sale of the Policies. James Bernstein, Assistant Secretary of PMLIC and PLACA, has provided advice on certain matters relating to the laws of Delaware regarding the Policies and PLACA's issuance of the Policies.

                              FINANCIAL STATEMENTS


                                                              PAGE
                                                              ----
Providentmutual Variable Life Separate Account
     Report of Independent Accountants......................
     Statements of Assets and Liabilities, December 31,
      2001..................................................
     Statements of Operations for the Year Ended December
      31, 2001..............................................
     Statements of Operations for the Year Ended December
      31, 2000..............................................
     Statements of Operations for the Year Ended December
      31, 1999..............................................
     Statements of Changes in Net Assets for the Year Ended
      December 31, 2001.....................................
     Statements of Changes in Net Assets for the Year Ended
      December 31, 2000.....................................
     Statements of Changes in Net Assets for the Year Ended
      December 31, 1999.....................................
     Notes to Financial Statements..........................
Providentmutual Life and Annuity Company of America
     Report of Independent Accountants......................
     Statements of Financial Condition as of December 31,
      2001 and 2000.........................................
     Statements of Operations for the Years Ended December
      31, 2001, 2000 and 1999...............................
     Statements of Equity for the Years Ended December 31,
      2001, 2000 and 1999...................................
     Statements of Cash Flows for the Years Ended December
      31, 2001, 2000 and 1999...............................
     Notes to Financial Statements..........................



Financial Statements to be filed by Amendment.

                                    PART II

                               OTHER INFORMATION
                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Article VIII of PLACA's By-Laws provides, in part:

          To the fullest extent permitted by law, the Company shall indemnify any present, former or future Director, officer, or employee of the Company or any person who may serve or has served at its request as officer or Director of another corporation of which the Company is a creditor or stockholder, against the reasonable expenses, including attorney's fees, necessarily incurred in connection with the defense of any action, suit or other proceeding to which any of them is made a party because of service as Director, officer or employee of the Company or such other corporation, or in connection with any appeal therein, and against any amounts paid by such Director, officer or employee in settlement of, or in satisfaction of a judgement or fine in, any such action or proceeding, except expenses incurred in defense of or amounts paid in connection with any action, suit or other proceeding in which such Director, officer or employee shall be adjudged to be liable for negligence or misconduct in the performance of his duty.

     Insofar as indemnification or liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that any claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                        REPRESENTATION OF REASONABLENESS

     Providentmutual Life and Annuity Company of America hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Providentmutual Life and Annuity Company of America.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

          The facing sheet.


          The Prospectus consisting of   pages.


          The undertaking to file reports.

          Rule 484 undertaking.

          Representations pursuant to Rule 6e-3(T).

          The signatures.

     The following exhibits:


1.A.1.a.       Resolution of the Board of Directors of Providentmutual Life
               and Annuity Company of America authorizing establishment of the Providentmutual Variable Life Separate Account(4)
1.A.1.b.       Resolution of the Board of Directors of Providentmutual Life
               and Annuity Company of America authorizing additional
               Subaccounts of the Providentmutual Variable Life Separate
               Account(4)
1.A.1.c.       Resolution of the Board of Directors of Providentmutual Life
               and Annuity Company of America authorizing additional
               Subaccounts of the Providentmutual Variable Life Separate
               Account(5)
1.A.2.         None
1.A.3.a.i.     Form of Underwriting Agreement among Providentmutual Life
               and Annuity Company of America, PML Securities, Inc. and
               Providentmutual Variable Life Separate Account(4)
1.A.3.b.i.     Personal Producing General Agent's Agreement and
               Supplement(4)
1.A.3.b.ii.    Personal Producing Agent's Agreement and Supplement(4)
1.A.3.b.iii    Producing General Agent's Agreement and Supplement(4)
1.A.3.c.i.     Personal Producing General Agent's Commission Schedule(4)
1.A.3.c.ii.    Personal Producing Agent's Commission Schedule(4)
1.A.3.c.iii    Producing General Agent's Commission Schedule(4)
1.A.3.c.iv.    Form of Selling Agreement between PML Securities, Inc. and
               Broker/Dealers(4)
1.A.4.         Inapplicable
1.A.5.         Individual Flexible Premium Adjustable Variable Life
               Insurance Policy (PLC134 & PLC134A)(4)
1.A.5.a.       Convertible Term Life Rider (PLC308)(4)
1.A.5.e.       Extension of Final Policy Date Rider (PLC822)(4)
1.A.5.f.       Change of Insured Rider (PLC905)(4)
1.A.5.g.       Disability Waiver Benefit Rider (PLC907)(4)
1.A.5.h.       Form of Illustration of Death Benefits, Policy Account
               Values and Net Cash Surrender Values(9)
1.A.5.i.       Long-Term Care Acceleration Benefit Rider (Form R2100)(6)
1.A.5.j.       Long-Term Care Extended Insurance Benefit Rider (Form
               R2102)(6)
1.A.5.k.       Long-Term Care Waiver Benefit Rider (Form R2101)(6)
1.A.6.a.       Charter of Providentmutual Life and Annuity Company of
               America(1)
1.A.6.b.       By-Laws of Providentmutual Life and Annuity Company of
               America(1)
1.A.7.         Inapplicable
1.A.8.         Inapplicable
1.A.9.         Inapplicable
1.A.10.        Form of Application(5)
1.A.10.a.      Supplemental Application for Flexible Premium(3)
1.A.10.b.      Initial Allocation Selection(3)
2.             See Exhibits 1.A.
3.A.           Opinion and Consent of James Bernstein, Esquire(9)
3.B.           Consent of James Bernstein, Esquire(10)
3.C.           Consent of Sutherland Asbill & Brennan LLP(10)
4.             Inapplicable
5.             Inapplicable
6.A.           Opinion and Consent of Scott V. Carney, FSA, MAAA(9)
6.B.           Consent of Scott V. Carney, FSA, MAAA(10)
7.             Consent of PricewaterhouseCoopers, LLP(10)

8.             Description of Providentmutual Life and Annuity Company of
               America's Issuance, Transfer and Redemption Procedures for
               Policies(8)
9.             Powers of Attorney(7)
10.A.          Participation Agreement among Market Street Fund, Inc.,
               Providentmutual Life and Annuity Company of America and PML
               Securities, Inc.(1)
10.B.          Participation Agreement among Variable Insurance Products
               Fund, Fidelity Distributors Corporation and Providentmutual
               Life and Annuity Company of America(4)
10.C.          Participation Agreement among Variable Insurance Products
               Fund II, Fidelity Distributors Corporation and
               Providentmutual Life and Annuity Company of America(4)
10.D.          Form of Fund Participation Agreement among Neuberger &
               Berman Advisers Management Trust, Advisers Managers Trust and Providentmutual Life and Annuity Company of America(1)
10.E.          Participation Agreement between TCI Portfolios, Inc. and
               Providentmutual Life and Annuity Company of America(1)
10.F.          Participation Agreement between Van Eck Investment Trust and
               Providentmutual Life and Annuity Company of America(1)
10.G.          Participation Agreement among The Alger American Fund,
               Providentmutual Life and Annuity Company of America and Fred
               Alger and Company Incorporated(4)
10.H.          Support Agreement between Provident Mutual Life Insurance
               Company and Providentmutual Life and Annuity Company of
               America(1)
10.I.          Form of Participation Agreement between Strong Opportunity
               Fund II, Inc., Strong Variable Insurance Funds, Inc. and
               Providentmutual Life and Annuity Company of America(5)
10.J.          Participation Agreement among Market Street Fund,
               Providentmutual Life and Annuity Company of America and 1717
               Capital Management Company(7)
27.            Inapplicable

---------------
( 1) Incorporated herein by reference to Post-Effective Amendment No. 5 filed on
     May 1, 1998, File No. 33-65512.

( 2) Incorporated herein by reference to Post-Effective Amendment No. 18 filed on May 1, 1998, File No. 33-2625.

( 3) Incorporated herein by reference to Post-Effective Amendment No. 11 filed on May 1, 1998, File No. 33-42133.

( 4) Incorporated herein by reference to Post-Effective Amendment No. 4 filed on
     May 1, 1998, File No. 33-83138.

( 5) Incorporated herein by reference to Post-Effective Amendment No. 2 filed on
     April 24, 2000, File No. 333-67775.

( 6) Incorporated herein by reference to Post-Effective Amendment No. 3 filed on
     February 8, 2001, File No. 333-67775.

( 7) Incorporated herein by reference to the Initial Filing of the Registration
     Statement filed on April 5, 2001, File No. 333-58310.

( 8) Incorporated herein by reference to Post-Effective Amendment No. 4 filed on
     April 19, 2001, File No. 333-71763.


( 9)Incorporated herein by reference to Post-Effective Amendment No. 7 filed on April 23, 2001, File No. 33-83138.



(10)To be filed by Amendment.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant Providentmutual Variable Life Separate Account has duly caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the County of New Castle, State of Delaware, on the 7th day of February, 2002.


                                           PROVIDENTMUTUAL VARIABLE LIFE
                                             SEPARATE ACCOUNT (REGISTRANT)

                                           By: PROVIDENTMUTUAL LIFE AND
                                               ANNUITY COMPANY OF AMERICA
                                               (DEPOSITOR)


         Attest: /s/ JAMES BERNSTEIN                      By: /s/ ROBERT W. KLOSS
---------------------------------------------  ---------------------------------------------
               James Bernstein                                Robert W. Kloss
                                                    Chairman of the Board of Directors,
                                                  President, and Chief Executive Officer

                                                     PROVIDENTMUTUAL LIFE AND ANNUITY
                                                      COMPANY OF AMERICA (DEPOSITOR)

         Attest: /s/ JAMES BERNSTEIN                      By: /s/ ROBERT W. KLOSS
---------------------------------------------  ---------------------------------------------
               James Bernstein                                Robert W. Kloss
                                                    Chairman of the Board of Directors,
                                                  President, and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to the Registration Statement has been signed below by the following persons in the capacities indicated on February 7, 2002.


                   SIGNATURES                                            TITLE
                   ----------                                            -----

              /s/ ROBERT W. KLOSS                 Chairman of the Board of Directors, President, and
------------------------------------------------    Chief Executive Officer (Principal Executive
                Robert W. Kloss                     Officer)

             /s/ MARY LYNN FINELLI                Vice President and Director (Principal Financial
------------------------------------------------    Officer)
               Mary Lynn Finelli

               /s/ MICHAEL FUNCK                  Financial Reporting Officer (Principal Accounting
------------------------------------------------    Officer)
                 Michael Funck

                       *                          Vice President and Actuary
------------------------------------------------
                Scott V. Carney

                   SIGNATURES                                            TITLE
                   ----------                                            -----


                       *                          Director
------------------------------------------------
                James D. Kestner

                       *                          Director
------------------------------------------------
                 Sarah C. Lange

                       *                          Director, Vice President and Actuary
------------------------------------------------
                 Alan F. Hinkle

                       *                          Director and Vice President
------------------------------------------------
                 Joan C. Tucker

                       *                          Director
------------------------------------------------
                 Mehran Assadi

                       *                          Director
------------------------------------------------
               Linda M. Springer

                       *                          Treasurer
------------------------------------------------
                 Rosanne Gatta

            *By: /s/ JAMES BERNSTEIN
   ------------------------------------------
                James Bernstein
                Attorney-In-Fact
         Pursuant to Power of Attorney